Exhibit 2.2

SPECIAL VOTING AGREEMENT

between

Cnova N.V.

Stichting Cnova Special Voting Shares

Casino, Guichard-Perrachon S.A.

Companhia Brasileira de Distribuição S.A.

Via Varejo S.A.

Almacenes Éxito S.A.

and

the Brazilian Managers

in the presence and acknowledgement of

Marneylectro B.V.

Marneylectro S.à r.l.

Nova Pontocom Comércio Eletrônico S.A.

Dated 24 November 2014

Table of Contents

1	Definitions and interpretation	6

2	Role, Responsibility and Duties of the Voting Depository	13

3	Founders High Voting Plan - Participation; Acceptance of Terms	14

4	Founders High Voting Plan - Adherence Permitted Transferees	15

5	Founders High Voting Plan - Registration in Founders Share Register	15

6	Initial Issue of Special Voting Shares	16

7	Subscription Price	16

8	Issue of Initial Issue DRs	17

9	Call Option	17

10	Exercise of the Call Option	18

11	Exercise Price	19

12	Issue and Transfer of Special Votings Shares	20

13	Issue of DRs	20

14	Return of Special Voting Shares and Power of Attorney	20

15	Undertaking to increase authorized share capital	21

16	De-Registration	21

17	No Transfer or Encumbrance	23

18	Exercise of Voting Rights	23

19	Waiver of Dividend Rights; Operating Expenses Voting Depository	23

20	Access to Information	24

21	Notices	25

22	Further Action; Adjustment of Share Capital	26

23	Anti-Abuse Rule	26

24	No Implied Waiver; No Forfeit of Rights	27

25	No Third Party Stipulation	27

26	Amendment	27

27	Invalidity	28

28	No Rescission	28

29	No Transfer, Assignment or Encumbrance	28

30	Term and Termination	28

31	Governing Law and Jurisdiction	29

Annex A - Initial Subscription Deed of Issue

Annex B - Call Option Deed of Issue

Annex C - Call Option Deed of Transfer

Annex D - Exercise Notice

Annex E - Initial DR Deed of Issue

Annex F - DR Deed of Issue

Annex G - Voting Depository Articles of Association

Annex H - Terms and Conditions

Annex I - Acceptance of Terms and Conditions and Adherence to Agreement

Annex J - De-Registration Form

SPECIAL VOTING AGREEMENT

THIS AGREEMENT IS MADE ON 24 NOVEMBER 2014 BETWEEN

1.                                      Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60776676) (the “Company”);

2.                                      Stichting Cnova Special Voting Shares, a foundation under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”);

3.                                      Casino, Guichard-Perrachon S.A., a company under French law, having its seat at 1 Esplanade de France, 42000 Saint-Etienne (France), registered in the Registry of Commerce and Companies under 554 501 171 R.C.S. Saint-Etienne (“CGP”);

4.                                      Companhia Brasileira de Distribuição S.A., a company under the laws of Brazil, having its headquarters at Avenida Brigadeiro Luiz Antonio, 3142, in the City and State of São Paulo (Brazil), registered with the CNPJ/MF under number 47.508.411/0001-56 (“CBD”);

5.                                      Via Varejo S.A., a company under the laws of Brazil, having its headquarters at Rua João Pessoa, 83, in the City of São Caetano do Sul, State of São Paulo (Brazil), registered with the CNPJ/MF under number 33.041.260/0652-90 (“VV”);

6.                                      Almacenes Éxito S.A., a company under the laws of Colombia, having its headquarters at Envigado, Department of Antioquia (Colombia), registered with the companies registry under number 1998951 (“Exito”);

7.                                      Germán Pasquale Quiroga Vilardo, a Brazilian national, born in Bolivia on 25 October 1967 (“Quiroga”);

8.                                      Eduardo Khair Chalita, a Brazilian national, born in Rio de Janeiro, Brazil on 18 May 1960 (“Chalita” and together with Quiroga, the “Brazilian Managers”);

9.                                      Marneylectro B.V., a private company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr

Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60838892) (“Dutch HoldCo”);

10.                               Marneylectro S.à r.l., a company organized under the laws of Luxembourg, having its registered office at 15 rue Edward Steichen, L-2540 Luxembourg (Luxembourg), registered with the trade register under the number B 186082 (“Lux HoldCo”); and

11.                               Nova Pontocom Comércio Eletrônico S.A., a company under the laws of Brazil, having its headquarters in the City and State of São Paulo, at Rua Gomes de Carvalho, 1609/1617 (3o - 7o andares), registered with the CNPJ/MF under number 09.358.108/0001-25 (“Nova”).

The Company, the Voting Depository, CGP, CBD, VV, Exito, the Brazilian Managers, Dutch HoldCo, Lux HoldCo and Nova hereinafter jointly referred to as the “Parties” and each of them as a “Party”

BACKGROUND

A.                                    In connection with the corporate reorganization of the e-commerce activities carried out by CGP and its subsidiaries into a new group, followed by a listing of the Company, the Parties have entered into a series of transactions resulting in all respective shares held by the relevant Founding Shareholders in the capital of Cdiscount Group S.A.S., Cdiscount Colombia S.A.S. and Cnova Comércio Eletrônico S.A., being transferred to the Company.

B.                                    The Company aims to implement a high voting plan, allowing the Founding Shareholders to obtain additional voting rights in the Company’s general meeting of shareholders (the “Founders High Voting Plan”).

C.                                    The Founding Shareholders wish to participate in the Founders High Voting Plan and obtain additional voting rights in the Company’s general meeting of shareholders.

D.                                    The Voting Depository is envisaged to have an administrative role in the functioning and maintenance of the Founders High Voting Plan, as further set out in the Voting Depository’s articles of association (the

“Voting Depository Articles”) and the terms and conditions established by the board of directors of the Voting Depository (the “Terms”).

E.                                    The Company, the Voting Depository and the Founding Shareholders wish to lay down certain of their rights and obligations in relation to the Founders High Voting Plan in this agreement, the terms of which the Initial Permitted Intermediate Holding Companies wish to acknowledge.

THE PARTIES THEREFORE AGREE AS FOLLOWS

1                                         DEFINITIONS AND INTERPRETATION

1.1                               In this Agreement the following definitions shall apply:

90% Controlled	With respect to an entity:

a.                                      the direct or indirect (whether or not through one or more Permitted Intermediate Holding Companies) ownership by a Founding Shareholder, individually or jointly with one or more other Founding Shareholders, of at least ninety percent (90%) of the shares, memberships, units or participations issued by that entity; and

b.                                      the right of that/those Founding Shareholder(s) to exercise, individually or jointly, directly or indirectly (whether or not through one or more Permitted Intermediate Holding Companies), at least ninety percent (90%) of the voting rights in the general meeting of that entity.

95% Ordinary Shareholder

A shareholder who, alone or together with its group companies within the meaning of section 2:24b of the Dutch Civil Code, holds at least ninety-five percent (95%) of the issued and outstanding ordinary shares in the capital of the Company.

Agreement	This agreement.

Annex	An annex to this Agreement

Board of Directors	The Company’s board of directors.

Call Option	The Voting Depository’s right to subscribe for Special Voting Shares as described in Clause 9.

Call Option Deed of Issue	A deed of issue of Special Voting Shares to the Voting Depository, substantially in accordance with the template attached to this Agreement as Annex B.

Call Option Deed of Transfer	A deed of transfer of Special Voting Shares to the Voting Depository, substantially in accordance with the template attached to this Agreement as Annex C.

Clause	A clause of this Agreement.

Company	Cnova N.V.

Company Articles	The Company’s articles of association, as they may read from time to time.

Deed of Adherence	A deed of adherence from a Permitted Transferee, substantially in accordance with the template attached to this Agreement as Annex I.

DR	A depository receipt issued by the Voting Depository for a Special Voting Share held by the Voting Depository.

DR Deed of Issue	A deed of issue of DRs, substantially in accordance with the draft attached to this Agreement as Annex F.

DR Holder	The holder of one or more DRs.

Exercise Notice	A notice to exercise the Call Option on a specific occasion, substantially in accordance with the template attached to this Agreement as Annex D.

Exercise Price	The aggregate nominal value to be paid on the relevant Special Voting Shares to be issued to the Voting Depository pursuant to an exercise of the Call Option on the relevant occasion.

Founders High Voting Plan	Has the meaning set out in recital B.

Founders Share Register	The part of the Company’s shareholders register in which the Company registers the relevant particulars of Qualifying Shareholders.

Founding Shareholder

a.                                      CGP;

b.                                      CBD;

c.                                       VV;

d.                                      Exito;

e.                                       either of the Brazilian Managers; or

f.                                        either of the Other Brazilian Managers, but only if and for as long as such Other Brazilian Manager indirectly holds his Ordinary Shares through the same Permitted Intermediate Holding Companies through which the Brazilian Managers indirectly hold their respective Ordinary Shares;

or any of the legal successors of the entities listed above under a. through e. acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be, their respective shares, memberships, units or participations in the relevant Permitted Intermediate Holding Company) under universal succession of title pursuant to a legal merger, demerger or equivalent act in accordance with applicable law.

General Meeting	The Company’s general meeting of shareholders.

Initial DR Deed of Issue	The deed of issue of the Initial Issue DRs, substantially in accordance with the draft attached to this Agreement as Annex E.

Initial Issue DRs	Has the meaning set out in Clause 8.

Initial Issue Shares	Has the meaning set out in Clause 6.

Initial Permitted Intermediate Holding Company	a. Nova; b. Lux HoldCo; or c. Dutch HoldCo.

Initial Subscription Deed of Issue	The deed of issue of the Initial Issue Shares, substantially in accordance with the draft attached to this Agreement as Annex A.

IPO

Means the initial public offering of the ordinary shares of the Company on the NASDAQ Stock Market pursuant to the prospectus included in the registration statement on Form F-1 initially filed with the U.S. Securities and Exchange Commission on June 4, 2014, as amended from time to time, or any other initial public offering of the ordinary shares of the Company on any stock exchange.

Maximum Number	The maximum number of Special Voting Shares that can be issued by the Company under the authorized share capital set forth in the Company Articles.

Ordinary Share	An ordinary share in the Company’s capital.

Other Brazilian Manager	Any shareholder of Nova on the date of this Agreement, other than CGP, CBD, VV, Exito and the Brazilian Managers.

Party	A party to this Agreement.

Permitted Intermediate Holding Company

Any Initial Permitted Intermediate Holding Company or any of their respective legal successors acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be, their respective shares, memberships, units or participations in another Permitted Intermediate Holding Company) under universal succession of title pursuant to a legal merger, demerger or equivalent act in accordance with applicable law, and provided that such Initial Permitted Intermediate Holding Companies or, as the case may be, legal successors are, and only for as long as they continue to be, at least 90% Controlled.

Permitted Transferee	A Founding Shareholder, a Permitted Intermediate Holding Company or, in respect of a Founding Shareholder, an entity which is, and only for as long as it continues to be, at least 90% Controlled.

Recorded Information

All information and documents, including the Company Articles, recorded or filed with the Dutch trade register concerning the Company’s authorised or issued share capital or the nominal value of the Shares.

Qualifying Share

An Ordinary Share that is held, and only for as long as it continues to be held, by a Founding Shareholder or other Permitted Transferee and is (and continues to be) registered in the Founders Share Register, and furthermore provided that a Founding Shareholder or another Permitted Transferee is (and continues to be) exclusively entitled to exercise the voting rights attached to such Ordinary Share.

Qualifying Shareholder	The holder of one or more Qualifying Shares.

Simple Majority	More than half of the votes cast.

Share	Any share, of whichever class, in the Company’s capital.

Special Voting Share	A special voting share in the Company’s capital.

Subscription Price	The aggregate nominal value of the Initial Issue Shares.

Supermajority	More than sixty-six and two-thirds of a percent (66 2/3%) of the votes cast.

Terms

The terms and conditions (administratievoorwaarden) established by the board of directors of the Voting Depository in connection with the Founders High Voting Plan, a copy of which is appended hereto as Annex H.

Trading Day

A day on which the Ordinary Shares (or depository receipts or similar rights derived from Ordinary Shares) can be traded on all stock exchanges where they are listed, including in the United States of America and including in any event a day (other than a Saturday or Sunday) on which banks are generally open in the United States of America for the conduct of normal business.

Voting Depository	Stichting Cnova Special Voting Shares.

Voting Depository Articles	The Voting Depository’s articles of association, as amended from time to time, a current copy of which is appended hereto as Annex G.

Voting Instruction

An instruction to the Voting Depository by a DR Holder on how the Voting Depository should exercise (or refrain from exercising) the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder is/are stapled.

Voting Proxy

An ad hoc written power of attorney granted by the Voting Depository, with the right of substitution, to a DR Holder, pursuant to which that DR Holder (or his proxy) can exercise at a particular General Meeting, on the Voting Depository’s behalf, the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder is/are stapled.

Voting Rights	The voting rights attached to Special Voting Shares held by the Voting Depository.

1.2                               The concept of a DR being “stapled” to a Special Voting Share should be interpreted as that DR having been issued by the Voting Depository for that Special Voting Share.

1.3                               The concept of a Special Voting Share being “stapled” to a Qualifying Share should be interpreted as such Special Voting Share being held by the Voting Depository in order to be able to issue the DR stapled thereto to the holder of such Qualifying Share.

1.4                               References to a DR being “stapled” to a Qualifying Share are to the DR stapled to the Special Voting Share that, in turn, is stapled to such Qualifying Share.

1.5                               References to statutory provisions are to those provisions as they are in force from time to time.

1.6                               Terms that are defined in the singular have a corresponding meaning in the plural and vice versa.

1.7                               Words denoting a gender include each other gender.

1.8                               The terms “written” and “in writing” include the use of electronic means of communication.

1.9                               Although this Agreement has been drafted in the English language, this Agreement pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Agreement under any law other than Dutch law shall be disregarded.

1.10                        The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.11                        The titles and headings in this Agreement are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

2                                         ROLE, RESPONSIBILITY AND DUTIES OF THE VOTING DEPOSITORY

2.1                               The Voting Depository’s role and responsibility is to acquire, hold and dispose of Special Voting Shares, to issue DRs for the Special Voting Shares it holds and to exercise the rights attached to the Special Voting Shares it holds, including the Voting Rights, all in connection with the Founders High Voting Plan and subject to and in accordance with the Voting Depository Articles, the Terms and this Agreement.

2.2                               The Voting Depository shall at all times comply with the Voting Depository Articles, the Company Articles and the Terms, and any failure by the Voting Depository to timely perform any of its obligations thereunder is deemed to constitute a default under this Agreement unless such default is caused by the Company not timely issuing or transferring, as the case may be, the required number of Special Voting Shares to the Voting Depository in accordance with this Agreement.

2.3                               The Voting Depository shall timely pay its due, payable and undisputed debts to third parties and shall comply in all material respects with applicable laws, rules and agreements entered into by the Voting Depository with any third parties. The Voting Depository shall promptly notify the Company of any dispute the Voting Depository is involved in and of any threatened claim brought against or made by the Voting Depository.

2.4                               The Company’s prior approval is required for resolutions of the Voting Depository’s board of directors concerning the following matters:

a.                                      any amendment to the Voting Depository Articles and/or the Terms;

b.                                      the entering into of a merger or demerger or any other corporate reorganization involving the Voting Depository;

c.                                       the application for the Voting Depository’s bankruptcy or suspension of payments; and

d.                                      the Voting Depository’s dissolution.

2.5                               Any failure by the Voting Depository to fully and timely perform any of its obligations hereunder will cause irreparable injury to the Company and the Founding Shareholders for which damages would not provide an adequate remedy. The Company and each of the Founding Shareholders is entitled to claim specific performance (nakoming) in addition to, and not in lieu of, any other rights and remedies available to the Company and the Founding Shareholders under applicable law.

3                                         FOUNDERS HIGH VOTING PLAN - PARTICIPATION; ACCEPTANCE OF TERMS

3.1                               Each of the Founding Shareholders hereby elects to participate in the Founders High Voting Plan.

3.2                               Each of the Founding Shareholders and each of the Initial Permitted Intermediate Holding Companies hereby accepts the Terms and acknowledges the rights, obligations and restrictions under the Voting Depository Articles and the Terms, including:

a.                                      the suspension by the Voting Depository of a DR Holder’s rights under Article 15 of the Voting Depository Articles in case such DR Holder has violated any obligation or requirement under the Voting Depository Articles and/or the Terms;

b.                                      the revocation by the Voting Depository of any Voting Proxy granted to, or rejection or disregarding of any Voting Instruction given by, a DR Holder, in case such DR Holder has violated any obligation or requirement under the Voting Depository Articles and/or the Terms; and

c.                                       the transfer restrictions applicable to the DRs pursuant Article 6 of the Terms.

3.3                               Each Founding Shareholder and each Initial Permitted Intermediate Holding Company hereby irrevocably authorizes and instructs the Voting Depository and the Company, acting individually, to represent such Founding Shareholder or Initial Permitted Intermediate Holding Company, as the case may be, and act on its behalf in connection with any act (including an issuance, allocation, acquisition, transfer and/or cancellation of any DRs) required under the Terms, which power of attorney is granted with the right of substitution. The Voting Depository and the Company may act as a counterparty of the Party granting the power of attorney in accordance with this Clause 3.3.

4                                         FOUNDERS HIGH VOTING PLAN - ADHERENCE PERMITTED TRANSFEREES

4.1                               No Party shall transfer any DRs to a Permitted Transferee without such Permitted Transferee having provided the Company with a validly executed Deed of Adherence whereby such Permitted Transferee accepts the Terms, confirms its adherence to the relevant obligations under this Agreement and grants a power of attorney to the Voting Depository and the Company.

4.2                               For the avoidance of doubt, if an entity acquires (as legal successor under universal succession of title) assets of a Founding Shareholder or Permitted Intermediate Holding Company, such successor Founding Shareholder or new Permitted Intermediate Holding Company, as the case may be, shall be bound by this Agreement in all respects in the same way as its legal predecessor, including, but not limited to, the acceptance of the Terms as referred to in Clause 3.2 and the power of attorney as referred to in Clause 3.3.

5                                         FOUNDERS HIGH VOTING PLAN - REGISTRATION IN FOUNDERS SHARE REGISTER

5.1                               The Company shall maintain the Founders Share Register. The Founders Share Register may (also) be kept in electronic form.

5.2                               Immediately prior to the execution of this Agreement, the Company has registered the Ordinary Shares held by each Founding Shareholder (or its designated Initial Permitted Intermediate Holding Company, as the case may be) as at the date of this Agreement, in the Founders Share Register. At the request of a Founding Shareholder or any of its Permitted Transferees, the Company shall also register in the Founders Share Register any Ordinary Shares acquired by such Founding Shareholder (or the relevant Permitted Transferee, as the case may be) in a share issuance by the Company after the date hereof.

5.3                               Subject to Clause 5.2, the Founders Share Register shall include:

a.                                      the names and addresses of the Founding Shareholders;

b.                                      the number of Qualifying Shares of each Founding Shareholder (held either directly or indirectly through a Permitted Intermediate Holding Company); and

c.                                       the names and addresses of any Permitted Intermediate Holding Company holding Qualifying Shares, as well as the number of Qualifying Shares held by such Permitted Intermediate Holding Company.

5.4                               Each Founding Shareholder (and each Initial Permitted Intermediate Holding Company to the extent that it holds Qualifying Shares) acknowledges that by virtue of registration of its Ordinary Shares in the Founders Share Register and for the duration of such registration, such Qualifying Shares cannot be transferred to any party, except if it concerns:

a.                                      a transfer to or between Permitted Transferees, provided in each case that the DRs stapled to such Qualifying Shares are also, and simultaneously, transferred to the same Permitted Transferee to which those Qualifying Shares are transferred; or

b.                                      a transfer to the Company.

6                                         INITIAL ISSUE OF SPECIAL VOTING SHARES

The General Meeting has resolved on 24 July 2014 to issue immediately following the completion of the IPO and subject to the condition precedent (opschortende voorwaarde) of the execution of a deed of amendment to the Company Articles (which condition precedent was fulfilled on that same day) to the Voting Depository 412,114,952 Special Voting Shares, being a number equal to the number of Qualifying Shares (the “Initial Issue Shares”) as at the date of this Agreement, by executing the Initial Subscription Deed of Issue prior to the IPO with effect immediately following the completion of the IPO, subject to the Subscription Price having been charged against the Company’s reserves in accordance with Clause 7. The aforesaid resolution was confirmed by resolution of the General Meeting dated 30 October 2014.

7                                         SUBSCRIPTION PRICE

The Company shall fund the Subscription Price out of, and charge the Subscription Price against, the Company’s special capital reserve and shall discharge the Voting Depository from liability in respect of the payment of the Subscription Price, subject to the Company having sufficient freely distributable reserves. For purposes of charging the Company’s special capital reserve in connection with the issue of the

Initial Issue Shares pursuant to Clause 6, the Board of Directors has resolved in its meeting held in Amsterdam, the Netherlands on 18 July 2014, subject to the issuance of the Initial Issue Shares pursuant to the Initial Subscription Deed of Issue, to (i) reallocate an amount equal to the Subscription Price from the Company’s share premium reserve (agioreserve), out of the share premium to be paid on the ordinary shares in the capital of the Company that will be issued in the IPO, to the Company’s special capital reserve and subsequently (ii) charge the corresponding amount from the Company’s special capital reserve for purposes of paying the Subscription Price.

8                                         ISSUE OF INITIAL ISSUE DRS

With effect immediately following the issuance of the Initial Issue Shares becoming effective in accordance with Clause 6 and by executing the Initial DR Deed of Issue prior to the IPO, the Voting Depository shall issue for no consideration (om niet) to each Founding Shareholder (or Initial Permitted Intermediate Holding Company designated by such Founding Shareholder, as the case may be) (1) one DR for each Qualifying Share registered in the Founders Share Register in the name of such Founding Shareholder (or Initial Permitted Intermediate Holding Company, as the case may be), being 412,114,952 DRs in aggregate (the “Initial Issue DRs”), in accordance with the Voting Depository Articles and the Terms and subject to such Founding Shareholder (or Initial Permitted Intermediate Holding Company, as the case may be) having validly executed this Agreement and thereby accepted the Terms.

9                                         CALL OPTION

9.1                               On 24 July 2014 and subject to the conditions precedent (opschortende voorwaarden) of the execution of a deed of amendment to the Company Articles (which condition precedent was fulfilled on that same day) and completion of the IPO, the General Meeting has resolved to grant to the Voting Depository for no consideration (om niet) the continuous and repeatedly exercisable right to subscribe for or otherwise acquire from the Company, for an indefinite period, any number of Special Voting Shares up to and including the Maximum Number, if and when (i) the Company has resolved to increase its capital and new Ordinary Shares are issued to one or more Founding Shareholders (or their Permitted Transferees); (ii) such newly issued Ordinary Shares are Qualifying Shares; and (iii) the

Voting Depository needs to issue a corresponding number of DRs to Qualifying Shareholders in accordance with Article 4.1 of the Terms. The aforesaid resolution was confirmed by resolution of the General Meeting dated 30 October 2014.

9.2                               In furtherance of the resolution referred to in Clause 9.1, the Company hereby grants effective as of the time of the IPO and subject to completion of the IPO the Call Option to the Voting Depository and the Voting Depository hereby accepts the Call Option from the Company.

10                                  EXERCISE OF THE CALL OPTION

10.1                        The Call Option is continuous in nature and can be exercised repeatedly on more than one occasion regardless of previous issuances and transfers of Special Voting Shares to the Voting Depository pursuant to earlier exercises of the Call Option and regardless of any subsequent transfers back to the Company and/or cancellation of such Special Voting Shares by the Company.

10.2                        The Voting Depository may acquire the Special Voting Shares pursuant to the Call Option either, at the Company’s discretion, by subscribing to new to be issued Special Voting Shares or by acquiring Special Voting Shares from the Company held as treasury stock, in accordance with Clause 12.

10.3                        The Voting Depository must exercise the Call Option to acquire such number of Special Voting Shares that are not already held by the Voting Depository as required to issue a corresponding number of DRs to Qualifying Shareholders pursuant to the Voting Depository Articles and the Terms.

10.4                        Only the Voting Depository can exercise the Call Option. The Call Option is exercised by sending an Exercise Notice to the Company, specifying the number (not exceeding the Maximum Number) of Special Voting Shares in respect of which the Call Option is exercised on that occasion.

10.5                        When exercising the Call Option, the Voting Depository may rely on the Recorded Information available at that time in order to establish the Maximum Number. If any part of the Recorded Information is inaccurate or incomplete at the time of the Voting Depository exercising the Call Option on the relevant occasion, the Company shall, immediately after having become aware that the Voting Depository has relied on inaccurate or incomplete Recorded Information:

a.                                      update and correct the Recorded Information as appropriate and inform the Voting Depository of the actual composition of the Company’s authorised and issued share capital at that time, as well as the actual nominal value of all Shares at that time; and

b.                                      allow the Voting Depository to adjust the relevant Exercise Notice within two (2) Trading Days after having informed the Voting Depository as described in paragraph a., before issuing the relevant number of Special Voting Shares in accordance with Clause 12.

11                                  EXERCISE PRICE

11.1                        Subject to Clause 11.3, the Company shall fund the Exercise Price for the relevant Special Voting Shares to be issued out of, and charge the Exercise Price against, the Company’s special capital reserve and shall discharge the Voting Depository from liability in respect of the payment of the Exercise Price subject to the Company having sufficient freely distributable reserves.

11.2                        The Company shall use its reasonable efforts to maintain the special capital reserve at a sufficient level to allow for any issue of Special Voting Shares pursuant to this Agreement to be charged against such reserve.

11.3                        If the level of the special capital reserve is insufficient to allow the relevant Exercise Price to be fully charged against it, the Company may require the Voting Depository to pay the Exercise Price or a part thereof in cash and the Voting Depository shall pay the relevant amount out of its available funds, use its reasonable efforts to obtain bank financing or financing from the Company or its subsidiaries in order to be able to pay the relevant amount to the Company or pay the relevant amount by other means.

12                                  ISSUE AND TRANSFER OF SPECIAL VOTINGS SHARES

Upon an exercise of the Call Option in accordance with Clause 10 and, in case of an issue of Special Voting Shares, subject to the relevant Exercise Price having been charged against the Company’s reserves in accordance with Clause11.1 or otherwise having been paid, the Parties shall procure that the relevant number of Special Voting Shares are at the Company’s discretion:

a.                                      issued to the Voting Depository by executing a Call Option Deed of Issue; and/or

b.                                      transferred to the Voting Depository by executing a Call Option Deed of Transfer,

in each case as soon as possible but ultimately within five (5) Trading Days after the exercise of the Call Option.

13                                  ISSUE OF DRS

Upon an issue or a transfer of Special Voting Shares to the Voting Depository in accordance with Clause 12, the Voting Depository shall, by executing a DR Deed of Issue, issue for no consideration (om niet) a corresponding number of DRs to the Founding Shareholder or other Permitted Transferee entitled thereto, all in accordance with the Voting Depository Articles and the Terms.

14                                  RETURN OF SPECIAL VOTING SHARES AND POWER OF ATTORNEY

14.1                        The Voting Depository shall, promptly and in any event within three (3) Trading Days, transfer to the Company for no consideration (om niet) the Special Voting Shares for which the corresponding DRs have been cancelled in accordance with the Terms, or otherwise for which no DRs are issued by the Voting Depository. In deviation of the previous sentence, the Company and the Voting Depository may, subject to the restrictions pursuant to applicable law, agree that the Company shall pay a consideration for any Special Voting Shares so transferred to the Company. For the avoidance of doubt, the making of any such agreement shall be at the absolute discretion of both the Company and the Voting Depository.

14.2                        The Voting Depository shall refrain from exercising any meeting and voting rights attached to the Special Voting Shares that are to be transferred back to the Company pursuant Clause 14.1. Likewise, and without prejudice to the generality of Clause 19, the Voting Depository hereby irrevocably waives (doet afstand van) all economic rights and entitlements whether actual or contingent (if any) attached to any such Special Voting Shares, including profit rights, rights to distributions, payments out of any of the Company’s reserves, rights to payments in relation to capital reductions and payments of liquidation proceeds.

14.3                        The Voting Depository hereby grants to the Company an irrevocable power of attorney to transfer the Special Voting Shares in accordance with Clause 14.1. The Company, in its capacity as attorney under the power of attorney described in this Clause 14.3, may act as counterparty of the Voting Depository. The power of attorney granted pursuant to this Clause 14.3 is granted with full power of substitution.

15                                  UNDERTAKING TO INCREASE AUTHORIZED SHARE CAPITAL

The Company undertakes to propose to the General Meeting an amendment of the Company Articles to increase the maximum number of Special Voting Shares that may be issued under the Company’s authorised share capital if it appears from the Founders Share Register that in the foreseeable future, but in any event within the next three months the Company will need to issue Special Voting Shares in excess of the maximum number of special voting shares allowed under the Company’s authorized share capital at that time.

16                                  DE-REGISTRATION

16.1                        Any Founding Shareholder or other Permitted Transferee may at any time request (if such Founding Shareholder or other Permitted Transferee is a DR Holder itself) or cause any of its Permitted Intermediate Holding Companies holding DRs to request the Company to be de-registered from the Founders Share Register for some or all of its Qualifying Shares by submitting a duly completed de-registration form as attached hereto as Annex J (a “De-Registration Request”).

16.2                        Upon a DR Holder having submitted a De-Registration Request, such DR Holder is deemed to have waived its rights to use its Voting Proxy or to give Voting Instructions in respect of the Special Voting Shares that are stapled to the relevant Qualifying Shares.

16.3                        Upon receipt of a duly completed De-Registration Request, the Company shall use its reasonable efforts to ensure that the Ordinary Shares concerned will be moved to the regular trading system as soon as reasonably possible but in any event within five (5) Trading Days of receipt of the De-Registration Request.

16.4                        Upon a cancellation of any DRs by the Voting Depository in accordance with the Terms in respect of a DR Holder, the Company shall immediately de-register from the Founders Share Register the relevant Qualifying Shares held by such DR Holder.

16.5                        If the Company determines (in its discretion acting reasonably) that a Founding Shareholder or any of its Permitted Intermediate Holding Companies has taken any action a principal purpose of which is to avoid the application of the Terms, the Company may de-register the Qualifying Shares held by the relevant Founding Shareholder or Permitted Intermediate Holding Company, as the case may be, from the Founders Share Register, and cause the Voting Depository to effect a cancellation with respect to the relevant DRs.

16.6                        Upon de-registration of an Ordinary Share from the Founders Share Register:

a.                                      such Ordinary Share will no longer qualify as Qualifying Share;

b.                                      the relevant DR Holder is no longer entitled to hold the DRs issued in respect thereof and the Voting Depository shall promptly cancel such DRs unilaterally for no compensation in accordance with the Terms; and

c.                                       the Voting Depository may no longer hold the Special Voting Shares issued in respect thereof and shall return the corresponding Special Voting Shares to the Company in accordance with Clause 14.

17                                  NO TRANSFER OR ENCUMBRANCE

17.1                        The Voting Depository shall not directly or indirectly sell, dispose of or transfer any Special Voting Share to any party other than to the Company, or otherwise grant any right or interest therein other than issuing DRs.

17.2                        Without prejudice to Section 3:259 of the Dutch Civil Code, the Voting Depository shall not directly or indirectly create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any Special Voting Share or any interest in any Special Voting Share.

18                                  EXERCISE OF VOTING RIGHTS

18.1                        In the pursuit of the objects of the Voting Depository as specified in the Voting Depository Articles, the Voting Depository will act independently from the Company and any subsidiaries of the Company within the meaning of Section 2:24a of the Dutch Civil Code.

18.2                        The Voting Depository shall exercise the Voting Rights and the meeting rights attached to the Special Voting Shares held by it (or, to the extent applicable not exercise those rights) in accordance with any Voting Instruction, not exercise the Voting Rights and the meeting rights attached to the Special Voting Shares in respect of which it has given a Voting Proxy, and generally in accordance with the Voting Depository Articles and in full compliance with the Voting Depository’s obligations under the Voting Depository Articles and the Terms.

19                                  WAIVER OF DIVIDEND RIGHTS; OPERATING EXPENSES VOTING DEPOSITORY

19.1                        The Voting Depository hereby irrevocably waives (doet afstand van) all economic rights and entitlements whether actual or contingent (if any) attached to the Special Voting Shares, including profit rights, rights to distributions, payments out of any of the Company’s reserves, rights to payments in relation to capital reductions and payments of liquidation proceeds.

19.2                        The Voting Depository shall not take any steps to cause a distribution or payment to be made on the Special Voting Shares held by it, except as required to cover the reasonable operating expenses of the Voting Depository and any costs and expenses relating to the implementation and service of the Terms and this Agreement.

19.3                        The Company shall cover all operating and other reasonable expenses of the Voting Depository. Upon receipt of a reasonably substantiated written request from the Voting Depository to pay or reimburse certain expenses, the Company shall either pay directly for such expenses or reimburse the Voting Depository for such expenses, within five (5) Trading Days following receipt of such written request.

20                                  ACCESS TO INFORMATION

20.1                        The Company shall promptly notify the Voting Depository (or shall cause the Voting Depository to be notified) each time that:

a.                                      a DR Holder ceases to hold one or more of its Qualifying Shares, other than in connection with a transfer of DRs in accordance with Article 6.1 paragraph a of the Terms;

b.                                      one or more Ordinary Shares of a DR Holder cease to be Qualifying Shares (including as a result of the DR Holder concerned no longer being 90% Controlled);

c.                                       any other change is made to the particulars included in the Founders Share Register; or

d.                                      it becomes aware of any other matters or circumstances that are material to the operation of the Founders High Voting Plan.

20.2                        Upon request of the Voting Depository, the Company shall provide the Voting Depository with a copy of the Founders Share Register and any other information in the Company’s possession in relation to any Founding Shareholder or Permitted Intermediate Holding Company to the extent the Voting Depository reasonably needs such information for the proper and timely performance of its obligations under the Voting Depository Articles, the Terms and this Agreement.

20.3                        The Voting Depository shall provide the Company with copies of the Voting Depository Articles and the Terms. The Voting Depository shall grant the Company access to the DR register maintained by it, the Voting Depository’s books, records and all other relevant information at all times in order to enable the Company to verify and monitor the Voting Depository’s compliance with the Voting Depository Articles, the Terms and this Agreement.

21                                  NOTICES

21.1                        All notices given under this Agreement shall be given in writing and shall be sent by courier service or by registered mail. All such notices shall be addressed as follows:

a.                                      if to the Company:

Cnova N.V.

c/o General Counsel - Mr. David Mossé

Professor Dr Dorgelolaan 30D

5613 AM Eindhoven, the Netherlands

b.                                      if to the Voting Depository:

Stichting Cnova Special Voting Shares

c/o Board of Directors

Schiphol Boulevard 231

1118 BH Schiphol, the Netherlands

c.                                       if to CGP:

Casino, Guichard-Perrachon S.A.

c/o Legal Director -Mr. Pascal Rivet

1 Esplanade de France,

42000 Saint-Etienne, France

d.                                      if to CBD:

Companhia Brasileira de Distribuição S.A.

c/o Board of Directors

Avenida Brigadeiro Luiz Antonio, 3142

São Paulo, SP 01402-901, Brazil

e.                                       if to VV:

Via Varejo S.A.

c/o Board of Directors

Rua João Pessoa, 83,

Centro, São Caetano do Sul, SP 09520-010, Brazil

f.                                        if to Exito:

Almacenes Éxito S.A.

c/o Secretary-General and manager for Corporate Affairs - Carlos Fernando Henao Moreno

Carrera 48 No. 32B Sur – 139

Envigado, Antioquia, Colombia

g.                                       if to Quiroga:

Mr Germán Pasquale Quiroga Vilardo

Rua Gomes de Carvalho, No. 1609/1617, 3°-7° andares,

São Paulo, SP 04547-006, Brazil

h.                                      if to Chalita:

Mr Eduardo Khair Chalita

Rua Gomes de Carvalho, No. 1609/1617, 3°-7° andares,

São Paulo, SP 04547-006, Brazil

22                                  FURTHER ACTION; ADJUSTMENT OF SHARE CAPITAL

22.1                        If at any time after the execution of this Agreement any further action is necessary or desirable in order to implement this Agreement, each Party shall take all such actions as may reasonably be requested from it by the other Party.

22.2                        The Company and the Voting Depository shall take all further action that is necessary or desirable to adjust the number of Special Voting Shares held by the Voting Depository accordingly to any changes in the Ordinary Share capital of the Company as a result of a stock split or similar restructuring, and the Voting Depository shall adjust the number of DRs issued by it accordingly.

23                                  ANTI-ABUSE RULE

23.1                        Each Party shall refrain from performing any act (or omitting to perform any act) which could reasonably be understood or expected to deviate from the intentions of the Parties concerning the terms and conditions of the Founders High Voting Plan (as laid down in and as can reasonably be derived from (i) this Agreement, (ii) the Voting Depository Articles, (iii) the Terms and (iv) the discussions between the Parties that led up to the setting up of the Founders High Voting Plan) at or around the time of this Agreement originally having been entered into.

24                                  NO IMPLIED WAIVER; NO FORFEIT OF RIGHTS

24.1                        Nothing shall be construed as a waiver under this Agreement unless a document to that effect has been signed by the Parties or a notice to that effect has been given.

24.2                        The failure of a Party to exercise or enforce any right under this Agreement shall not constitute a waiver of the right to exercise or enforce such right in the future.

24.3                        Where a Party does not exercise any right under this Agreement (which shall include the granting by a Party to any other Party of an extension of time in which to perform its obligations under any provision hereof), this shall not be deemed to constitute a forfeit of any such rights (rechtsverwerking).

25                                  NO THIRD PARTY STIPULATION

This Agreement does not contain any third party stipulation (derdenbeding) in favour of any person.

26                                  AMENDMENT

A Supermajority of the DR Holders may resolve (in writing) to amend this Agreement. Any such amendment will require the prior written consent of the Company, which shall not be withheld unreasonably. This Article 26 is without prejudice to Article 30.

27                                  INVALIDITY

In the event that a provision of this Agreement is null and void or unenforceable (either in whole or in part):

a.                                      the remainder of this Agreement shall continue to be effective to the extent that, given this Agreement’s substance and purpose, such remainder is not inextricably related to the null and void or unenforceable provision; and

b.                                      the Parties shall make every effort to reach agreement on a new provision which differs as little as possible from the null and void or unenforceable provision, taking into account the substance and purpose of this Agreement.

28                                  NO RESCISSION

To the extent permitted by law, the Parties hereby waive their rights to rescind or nullify, or to demand the rescission, nullification or amendment of, this Agreement on any grounds whatsoever.

29                                  NO TRANSFER, ASSIGNMENT OR ENCUMBRANCE

No Party may transfer, assign or encumber its contractual relationship, any of its rights or any of its obligations under this Agreement without the prior written consent of the other Party.

30                                  TERM AND TERMINATION

30.1                        This Agreement shall remain in full force for an indefinite period.

30.2                        A 95% Ordinary Shareholder may request the Company and the Voting Depository jointly in writing to terminate the Founders High Voting Plan. In such request the 95% Ordinary Shareholder shall irrevocably undertake to start squeeze-out proceedings pursuant to Section 2:92a of the Dutch Civil Code as soon as possible following the termination of the Founders High Voting Plan. Together with such request, the 95% Ordinary Shareholder shall submit documentation reasonably demonstrating that the 95% Ordinary Shareholder (alone or jointly with its group companies within the meaning of Section 2:24b of the Dutch Civil Code) holds at least 95% of the issued and outstanding ordinary shares of the Company.

30.3                        The DR Holders may resolve by Supermajority in writing to terminate the Founders High Voting Plan. Such resolution, signed by at least the Supermajority of the DR Holders, shall be sent to the Voting Depository and the Company.

30.4                        Following receipt of a request as referred to in Article 30.2 or a copy of a resolution as referred to in Article 30.3:

a.                                      the Voting Depository shall unilaterally cancel all DRs without any compensation becoming due to the DR Holders as a result of such cancellation;

b.                                      the Voting Depository shall transfer all Special Voting Shares it holds back to the Company in accordance with Article 14;

c.                                       the Board of Directors shall propose to the General Meeting an amendment to the Company Articles to abolish all references to the Special Voting Shares;

d.                                      the Voting Depository shall be dissolved; and

e.                                       upon completion of steps a. through d. above, this Agreement will automatically terminate.

30.5                        In case of dissolution of the Voting Depository for any reason other than pursuant to Article 30.4, the Voting Depository shall transfer the Special Voting Shares back to the Company for no consideration (om niet) and the Parties will seek to implement another appropriate structure similar to the Founders High Voting Plan.

30.6                        The Voting Depository hereby grants to the Company an irrevocable power of attorney to transfer the Special Voting Shares in accordance with Clause 30.5. The Company, in its capacity as attorney under the power of attorney described in this Clause 30.6, may act as counterparty of the Voting Depository. The power of attorney granted pursuant to this Clause 30.6 is granted with full power of substitution.

31                                  GOVERNING LAW AND JURISDICTION

31.1                        This Agreement shall be governed by and construed in accordance with the laws of the Netherlands.

31.2                        The Parties agree that any dispute in connection with this Agreement or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

This Agreement has been entered into on the date stated at the beginning of this Agreement and may be signed in counterparts, which together shall constitute one and the same agreement.

(signature pages follow)

Signature page to Special Voting Agreement

/s/ David I. Mossé

Cnova N.V.

Name	: David I. Mossé
Title	: General Counsel

Signature page to Special Voting Agreement

/s/ B.W. de Sonnaville

Stichting Cnova Special Voting Shares

Name	: B.W. de Sonnaville
Title	: Director

/s/ J.J. Van Ginkel

Vistra B.V.

		Name	: J.J. Van Ginkel
		Title	: Director

/s/ R.H.W. Funnekotter

Vistra B.V.

		Name	: R.H.W. Funnekotter
		Title	: Director

Signature page to Special Voting Agreement

/s/ Jean-Charles Naouri

Casino, Guichard-Perrachon S.A.

Name	: Jean-Charles Naouri
Title	: CEO

Signature page to Special Voting Agreement

/s/ Antonio Salvador		/s/ Christophe Hidalgo

Companhia Brasileira de Distribução S.A.		Companhia Brasileira de Distribução S.A.

Name	: Antonio Salvador	Name	: Christophe Hidalgo
Title	: VP Gestão de Gente (Vice President for People Management)	Title	: VP Financeiro (Financial Vice President)

Signature page to Special Voting Agreement

/s/ Líbano Miranda Barroso		/s/ Jorge Fernando Herzog

Via Varejo S.A.		Via Varejo S.A.

Name	: Líbano Miranda Barroso	Name	: Jorge Fernando Herzog
Title	: Chief Executive Officer	Title	:

Signature page to Special Voting Agreement

/s/ Filipe Dasilva

Almacenes Éxito S.A.

Name	: Filipe Dasilva
Title	:

Signature page to Special Voting Agreement

/s/ Germán Pasquale Quiroga Vilardo

Germán Pasquale Quiroga Vilardo

Signature page to Special Voting Agreement

/s/ Eduardo Khair Chalita

Eduardo Khair Chalita

Signature page to Special Voting Agreement

For acknowledgement of Clauses 3.2, 3.3, 5.4 and 21 up to and including 31:

/s/ Othon Auriema Vela

Marneylectro B.V.

Name	: Othon Auriema Vela

Title	: Directora

/s/ Hans Loevendie

Marneylectro B.V.

Name	: Hans Loevendie

Title	: Director

Signature page to Special Voting Agreement

For acknowledgement of Clauses 3.2, 3.3, 5.4 and 21 up to and including 31:

/s/ Wim Ritz

Marneylectro S.à r.l.

Name	: Wim Ritz

Title	: Manager

Signature page to Special Voting Agreement

For acknowledgement of Clauses 3.2, 3.3, 5.4 and 21 up to and including 31:

/s/ Fernando Tracanella		/s/ Oderi Gerin Leite

Nova Pontocom Comércio Eletrônico S.A.		Nova Pontocom Comércio Eletrônico S.A.

Name	: Fernando Tracanella	Name	: Oderi Gerin Leite

Title	:	Title	:

ANNEX A - INITIAL SUBSCRIPTION DEED OF ISSUE

DEED OF ISSUE OF SPECIAL VOTING SHARES

Dated                 , 2014

THE UNDERSIGNED

1.                                      Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60776676 ) (the “Company”).

2.                                      Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”).

RECITALS

A.                                    The General Meeting has resolved on 24 July 2014 to issue immediately following the completion of the IPO and subject to the condition precedent (opschortende voorwaarde) of the execution of a deed of amendment to the Company Articles (which condition precedent was fulfilled on that same day) to the Voting Depository 412,114,952 Special Voting Shares, numbered 1 up to and including 412,114,952 (the “Initial Issue Shares”) to the Voting Depository.

B.                                    The aforesaid resolution was confirmed by the General Meeting by resolution dated 30 October 2014.

C.                                    In furtherance of the resolutions referred to in recital A. and B., the Parties wish to effect the issuance of the Initial Issue Shares pursuant to the execution of this Deed.

NOW HEREBY AGREE AND DECLARE AS FOLLOWS

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In this Deed the following definitions shall apply:

Deed	This deed of issue.

Initial Issue Shares	Has the meaning set out in the recitals

Parties	The parties to this Deed.

Special Voting Agreement	The special voting agreement entered into by, inter alia, the Voting Depository and the Company, dated [date] 2014.

Subscription Price	EUR 20,605,747.60, being the total nominal value of the Initial Issue Shares.

1.2                               Capitalised words and expressions not defined in this Deed shall have the meanings ascribed to them in the Special Voting Agreement.

1.3                               Words denoting the singular shall have a similar meaning when used in the plural and vice versa.

1.4                               Words denoting one gender shall include each other gender.

1.5                               No provision of this Deed shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

1.6                               Although this Deed has been drafted in the English language, this Deed pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Deed under any law other than Dutch law shall be disregarded.

1.7                               The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.8                               The titles and headings in this Deed are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

PRE-EMPTION RIGHTS

Article 2

There are no parties with pre-emption rights in relation to the present issue of the Initial Issue Shares.

SUBSCRIPTION PRICE

Article 3

3.1                               The Initial Issue Shares are issued at the Subscription Price.

3.2                               The Board of Directors has resolved in its meeting held in Amsterdam, the Netherlands on July 18, 2014, subject to the issuance of the Initial Issue Shares pursuant to this Deed, to (i) reallocate an amount equal to the Subscription Price from the Company’s share premium reserve (agioreserve), out of the share premium to be paid on the ordinary shares in the capital of the Company that will be issued in the IPO, to the Company’s special capital reserve and subsequently (ii) charge the corresponding amount from the Company’s special capital reserve for purposes of paying the Subscription Price.

3.3                               The Company hereby grants the Voting Depository a discharge from liability in respect of the payment of the Subscription Price.

ISSUE

Article 4

In satisfaction of its obligation to issue the Initial Issue Shares pursuant to the Special Voting Agreement, the Company hereby issues, under the condition precedent (opschortende voorwaarde) of the occurrence of and effective as of completion of the IPO, the Initial Issue Shares to the Voting Depository and the Voting Depository hereby accepts the Initial Issue Shares from the Company under that same condition precedent.

REGISTER

Article 5

The Company shall enter the present issuance of the Initial Issue Shares in its shareholders register immediately following fulfilment of the condition precedent referred to in article 4.

NO RECISSION

Article 6

The Parties exclude every possibility to rescind and dissolve this Deed for any reason whatsoever.

GOVERNING LAW AND JURISDICTION

Article 7

7.1                               This Deed shall be governed by and construed in accordance with the laws of the Netherlands.

7.2                               The Parties agree that any dispute in connection with this Deed or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

(signature page follows)

Signature page to a deed of issue

Cnova N.V.

Name	:

Title	:

Stichting Cnova Special Voting Shares

Name	:

Title	:

ANNEX B - CALL OPTION DEED OF ISSUE

DEED OF ISSUE OF SPECIAL VOTING SHARES

Dated

THE UNDERSIGNED

1.                                      Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60776676 ) (the “Company”).

2.                                      Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”).

RECITALS

A.                                    On 24 July 2014 and subject to the conditions precedent (opschortende voorwaarden) of the execution of a deed of amendment to the Company Articles (which condition precedent was fulfilled on that same day) and completion of the IPO (which occurred on [date] 2014), the General Meeting has resolved to grant to the Voting Depository for no consideration (om niet) the right to subscribe for a number of Special Voting Shares up to and including the Maximum Number and subject to the terms and conditions of the Special Voting Agreement.

B.                                    The aforesaid resolution was confirmed by the General Meeting by resolution dated 30 October 2014.

C.                                    In furtherance of the resolutions referred to in recitals A. and B. and as a consequence of the execution of the Special Voting Agreement and the completion of the IPO on [date] 2014, the Company granted the Call Option to the Voting Depository and the Voting Depository accepted the Call Option from the Company.

D.                                    On [date], the Voting Depository sent an Exercise Notice to the Company pursuant to which the Call Option was exercised with respect to [number] Special Voting Shares.

E.                                    In furtherance of the exercise of the Call Option by sending the above- mentioned Exercise Notice, the Parties wish to effect the issuance of [number] of Special Voting Shares, numbered [number] up to and including [number] (the “Issue Shares”) pursuant to the execution of this Deed.

NOW HEREBY AGREE AND DECLARE AS FOLLOWS

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In this Deed the following definitions shall apply:

Deed	This deed of issue.

Exercise Price	EUR [amount], being the total nominal value of the Issue Shares.

Issue Shares	Has the meaning set out in recital E.

Parties	The parties to this Deed.

Special Voting Agreement	The special voting agreement entered into by, inter alia, the Voting Depository and the Company, dated [date] 2014.

1.2                               Capitalised words and expressions not defined in this Deed shall have the meanings ascribed to them in the Special Voting Agreement.

1.3                               Words denoting the singular shall have a similar meaning when used in the plural and vice versa.

1.4                               Words denoting one gender shall include each other gender.

1.5                               No provision of this Deed shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

1.6                               Although this Deed has been drafted in the English language, this Deed pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Deed under any law other than Dutch law shall be disregarded.

1.7                               The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.8                               The titles and headings in this Deed are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

PRE-EMPTION RIGHTS

Article 2

There are no parties with pre-emption rights in relation to the present issue of the Issue Shares.

EXERCISE PRICE

Article 3

3.1                               The Issue Shares are issued at the Exercise Price.

3.2                               The Board of Directors has resolved that, subject to the execution of this Deed, the Exercise Price shall be charged against the Company’s special capital reserve in its entirety.

3.3                               The Company hereby grants the Voting Depository a discharge from liability in respect of the payment of the Exercise Price.

ISSUE

Article 4

In satisfaction of its obligation to issue the Issue Shares pursuant to the Special Voting Agreement, the Company hereby issues the Issue Shares to the Voting Depository and the Voting Depository hereby accepts the Issue Shares from the Company.

REGISTER

Article 5

The Company shall enter the present issuance of the Issue Shares in its shareholders register immediately following the execution of this Deed.

NO RECISSION

Article 6

The Parties exclude every possibility to rescind and dissolve this Deed for any reason whatsoever.

GOVERNING LAW AND JURISDICTION

Article 7

7.1                               This Deed shall be governed by and construed in accordance with the laws of the Netherlands.

7.2                               The Parties agree that any dispute in connection with this Deed or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

(signature page follows)

Signature page to a deed of issue

Cnova N.V.

Name	:

Title	:

Stichting Cnova Special Voting Shares

Name	:

Title	:

ANNEX C - CALL OPTION DEED OF TRANSFER

DEED OF TRANSFER OF SPECIAL VOTING SHARES

Dated

THE UNDERSIGNED:

1.                                      Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60776676 ) (the “Company”).

2.                                      Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”).

RECITALS

A.                                    On 24 July 2014 and subject to the conditions precedent (opschortende voorwaarden) of the execution of a deed of amendment to the Company Articles (which condition precedent was fulfilled on that same day) and completion of the IPO (which occurred on [date] 2014), the General Meeting has resolved to grant to the Voting Depository for no consideration (om niet) the right to subscribe for a number of Special Voting Shares up to and including the Maximum Number and subject to the terms and conditions of the Special Voting Agreement.

B.                                    The aforesaid resolution was confirmed by the General Meeting by resolution dated 30 October 2014.

C.                                    In furtherance of the resolutions referred to in recitals A. and B. and as a consequence of the execution of the Special Voting Agreement and the completion of the IPO on [date] 2014, the Company granted the Call Option to the Voting Depository and the Voting Depository accepted the Call Option from the Company.

D.                                    On [date], the Voting Depository sent an Exercise Notice to the Company pursuant to which the Call Option was exercised with respect to [number] Special Voting Shares.

E.                                    In furtherance of the exercise of the Call Option by sending the above- mentioned Exercise Notice, the Parties wish to effect the transfer of [number] of Special Voting Shares, numbered [number] up to and including [number] (the “Transfer Shares”) pursuant to the execution of this Deed.

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In this Deed the following definitions shall apply:

Deed	This deed of transfer.

Parties	The parties to this Deed.

Special Voting Agreement	The special voting agreement entered into by the Voting Depository and the Company, dated [date] 2014.

Transfer Shares	Has the meaning set out in recital D.

1.2                               Capitalised words and expressions not defined in this Deed shall have the meanings ascribed to them in the Special Voting Agreement.

1.3                               Words denoting the singular shall have a similar meaning when used in the plural and vice versa.

1.4                               Words denoting one gender shall include each other gender.

1.5                               No provision of this Deed shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

1.6                               Although this Deed has been drafted in the English language, this Deed pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Deed under any law other than Dutch law shall be disregarded.

1.7                               The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.8                               The titles and headings in this Deed are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

TRANSFER

Article 2

2.1                               In satisfaction of its obligation to transfer the Transfer Shares pursuant to the Special Voting Agreement, the Company hereby transfers the Transfer Shares to the Voting Depository.

2.2                               The Voting Depository hereby declares to hereby accept the Transfer Shares.

ACKNOWLEDGMENT

Article 3

The Company has taken cognisance of and hereby acknowledges the transfer of the Transfer Shares.

REGISTER

Article 4

The Company shall enter the present transfer of the Transfer Shares in its shareholders register immediately following the execution of this Deed.

NO RECISSION

Article 5

The Parties exclude every possibility to rescind and dissolve this Deed for any reason whatsoever.

GOVERNING LAW AND JURISDICTION

Article 6

6.1                               This Deed shall be governed by and construed in accordance with the laws of the Netherlands.

6.2                               The Parties agree that any dispute in connection with this Deed or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

(signature page follows)

Signature page to a deed of transfer

Cnova N.V.

Name :

Title :

Stichting Cnova Special Voting Shares

Name :

Title :

ANNEX D - EXERCISE NOTICE

To:

Cnova N.V.

Attn. Board of Directors

Professor Dr Dorgelolaan 30D

5613 AM Eindhoven

The Netherlands

[Date]

Dear Sirs,

Reference is made to the Special Voting Agreement between Cnova N.V., Stichting Cnova Special Voting Shares, Casino, Guichard-Perrachon S.A., Companhia Brasileira de Distribuição S.A., Via Varejo S.A., Almacenes Éxito, Germán Pasquale Quiroga Vilardo, Eduardo Khair Chalita, Marneylectro B.V., Marneylectro S.à r.l. and Nova Pontocom Comércio Eletrônico S.A. dated [•] 2014 (the “Agreement”). Capitalised terms used in this letter shall have the same meaning ascribed to such terms in the Agreement.

This is an Exercise Notice.

Pursuant to the Voting Depository Articles and the Terms, we are under an obligation to issue DRs to one or more Qualifying Shareholders. In connection with such anticipated issue of DRs, the undersigned hereby exercises the Call Option with respect to [number] Special Voting Shares, which according to Recorded Information obtained on the date hereof, is a number not exceeding the Maximum Number.

We hereby request that you, in accordance with the terms of the Agreement, issue and/or transfer the above-mentioned number of Special Voting Shares to us by executing a Call Option Deed of Issue and/or a Call Option Deed of Transfer, as the case may be, as soon as possible but ultimately within five (5) Trading Days after the date of this Exercise Notice.

This Exercise Notice shall be governed by and construed in accordance with the laws of the Netherlands. Any dispute arising out of or in connection with this Exercise Notice shall be settled in accordance with the relevant provisions of the Agreement.

Yours faithfully,

Stichting Cnova Special Voting Shares
By	:
Title	:
Date	:

ANNEX E - INITIAL DR DEED OF ISSUE

DEED OF ISSUE OF SPECIAL VOTING DEPOSITORY RECEIPTS

Dated                        , 2014

THE UNDERSIGNED

1.                                      Casino, Guichard-Perrachon S.A., a company under French law, having its seat at 1 Esplanade de France, 42000 Saint-Etienne (France), registered in the Registry of Commerce and Companies under 554 501 171 R.C.S. Saint-Etienne (“CGP”);

2.                                      Almacenes Éxito S.A., a company under the laws of Colombia, having its headquarters at Envigado, Department of Antioquia (Colombia), registered with the companies registry under number 1998951 (“Exito”);

3.                                      Marneylectro B.V., a private company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Schiphol Boulevard 231, 1118 BH Schiphol (the Netherlands), trade register number: 60838892) (“Dutch Holdco”); and

4.                                      Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”).

RECITALS

A.                                    CGP is the holder of the Ordinary Shares 1, Exito is the holder of the Ordinary Shares 2 and Dutch Holdco is the holder of the Ordinary Shares 3.

B.                                    The Ordinary Shares qualify as Qualifying Shares.

C.                                    By private deed to be executed on or about the date hereof, the Company shall issue 412,114,952 Special Voting Shares, numbered 1 up to and including 412,114,952 (the “Initial Issue Shares”), to the Voting Depository, under the condition precedent (opschortende voorwaarde) of the occurrence of and effective as of completion of the IPO.

D.                                    In giving effect to its obligations under the Special Voting Agreement, the Voting Depository shall hereby issue the respective Initial Issue DRs to the Subscribers in accordance with the provisions of this Deed.

NOW HEREBY AGREE AND DECLARE AS FOLLOWS

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In this Deed the following definitions shall apply:

Deed	This deed of issue.

Initial Issue DRs	The Initial Issue DRs 1, the Initial Issue DRs 2 and the Initial Issue DRs 3 collectively.

Initial Issue DRs 1

190,974,069 DRs, numbered 1 up to and including 417,060 and 900,001 up to and including 191,457,009, to be issued in respect of the Special Voting Shares with numbers 1 up to and including 417,060 and 900,001 up to and including 191,457,009.

Initial Issue DRs 2

659,383 DRs, numbered 898,561 up to and including 900,000 and 191,457,010 up to and including 192,114,952, to be issued in respect of the Special Voting Shares with numbers 898,561 up to and including 900,000 and 191,457,010 up to and including 192,114,952.

Initial Issue DRs 3

220,481,500 DRs, numbered 417,061 up to and including 898,560 and 192,114,953 up to and including 412,114,952, to be issued in respect of the Special Voting Shares with numbers 417,061 up to and including 898,560 and 192,114,953 up to and including 412,114,952.

Ordinary Shares	The Ordinary Shares 1, the Ordinary Shares 2 and the Ordinary Shares 3 collectively.

Ordinary Shares 1	190,974,069 ordinary shares in the capital of the Company, having a nominal value of five eurocent (EUR 0.05) each, numbered 1 up to and including 417,060 and 900,001 up to and including 191,457,009.

Ordinary Shares 2

659,383 ordinary shares in the capital of the Company, having a nominal value of five eurocent (EUR 0.05) each, numbered 898,561 up to and including 900,000 and 191,457,010 up to and including 192,114,952.

Ordinary Shares 3

220,481,500 ordinary shares in the capital of the Company, having a nominal value of five eurocent (EUR 0.05) each, numbered 417,061 up to and including 898,560 and 192,114,953 up to and including 412,114,952.

Parties	The parties to this Deed.

Special Voting	The special voting agreement entered into

Agreement	by, inter alia, the Voting Depository and the Company, dated [date] 2014.

Subscribers	CGP, Exito and Dutch Holdco individually or jointly, as the case may be.

1.1                               Capitalised words and expressions not defined in this Deed shall have the meanings ascribed to them in the Special Voting Agreement.

1.2                               Words denoting the singular shall have a similar meaning when used in the plural and vice versa.

1.3                               Words denoting one gender shall include each other gender.

1.4                               No provision of this Deed shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

1.5                               Although this Deed has been drafted in the English language, this Deed pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Deed under any law other than Dutch law shall be disregarded.

1.6                               The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.7                               The titles and headings in this Deed are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

AGREEMENT TO ISSUE DRS

Article 2

Subject to the conditions laid down in this Deed and in giving effect to its obligations under the Terms, the Voting Depository hereby agrees to issue under the condition precedent (opschortende voorwaarde) of the issuance of the Initial Issue Shares becoming unconditional:

a.                                      the Initial Issue DRs 1 to CGP;

b.                                      the Initial Issue DRs 2 to Exito;

c.                                       the Initial Issue DRs 3 to Dutch Holdco,

who hereby agree to accept the same from the Voting Depository under that same condition precedent.

ISSUANCE

Article 3

3.1                               In giving effect to its obligations under Article 2, subject to the Terms, and under the condition precedent (opschortende voorwaarde) of the issuance of the Initial Issue Shares becoming unconditional, the Voting Depository hereby issues:

a.                                      the Initial Issue DRs 1 to CGP;

b.                                      the Initial Issue DRs 2 to Exito;

c.                                       the Initial Issue DRs 3 to Dutch Holdco,

who whereby accept the same from the Voting Depository under that same condition precedent.

3.2                               The Initial Issue DRs have been issued (i) with the Company’s cooperation and (ii) subject to the Terms.

3.3                               Each Subscriber hereby accepts and confirms the applicability of the Terms (including explicitly the granting on each Subscriber’s behalf of the power of attorney referred to in article 5.7 of the Terms) and agrees to be bound by and act in accordance with the Terms.

DR REGISTER

Article 4

4.1                               Immediately following the execution of this Deed, the Voting Depository shall enter the issue of the Initial Issue DRs in the DR Register.

4.2                               By completing the section Notice Information on the signature page to this Deed, each Subscriber complies with its obligation to provide the relevant particulars referred to in article 3.3 of the Terms.

NO RECISSION

Article 5

The Parties exclude every possibility to rescind and dissolve this Deed for any reason whatsoever.

GOVERNING LAW AND JURISDICTION

Article 6

6.1                               This Deed shall be governed by and construed in accordance with the laws of the Netherlands.

6.2                               The Parties agree that any dispute in connection with this Deed or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

(signature page follows)

Signature page to a deed of issue

Casino, Guichard-Perrachon S.A.

Name	:
Title	:

Notice Information
Address:	:

E-mail	:
Attention	:

Almacenes Éxito S.A.

Name	:
Title	:

Notice Information
Address:	:

E-mail	:
Attention	:

Marneylectro B.V.

Name	:
Title	: director A

Name
Title	: director B

Notice Information
Address:	:

E-mail	:
Attention	:

Stichting Cnova Special Voting Shares

Name	:
Title	:

Name	:
Title	:

ANNEX F - DR DEED OF ISSUE

DEED OF ISSUE OF SPECIAL VOTING DEPOSITORY RECEIPTS

Dated

THE UNDERSIGNED

1.                                      [details Subscriber] (the “Subscriber”);

2.                                      Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its corporate seat in Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231 (the Netherlands), trade register number: 61668249) (the “Voting Depository”).

RECITALS

A.                                    The Subscriber is the holder of the Ordinary Shares.

B.                                    The Ordinary Shares qualify as Qualifying Shares.

C.                                    On [date], the Voting Depository sent an Exercise Notice to the Company pursuant to which the Call Option was exercised with respect to [number] Special Voting Shares.

D.                                    In furtherance of the exercise of the Call Option by sending the above- mentioned Exercise Notice, and by private deed executed on [the date hereof], the Company issued [number] Special Voting Shares to the Voting Depository, numbered [number] up to and including [number] (the “Issued Special Voting Shares”).

E.                                    In giving effect to its obligations under the Special Voting Agreement, the Voting Depository shall hereby issue [number] DRs, numbered [number] up to and including [number] (the “Issue DRs”) to the Subscriber in respect of the Issued Special Voting Shares, all in accordance with the provisions of this Deed.

NOW HEREBY AGREE AND DECLARE AS FOLLOWS

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In this Deed the following definitions shall apply:

Deed	This deed of issue.

Issue DRs	Has the meaning set out in the recitals.

Issued Special Voting Shares	Has the meaning set out in the recitals.

Ordinary Shares	[number] ordinary shares in the capital of the Company, having a nominal value of five eurocent (EUR 0.05) each and numbered [number] up to and including [number].

Parties	The parties to this Deed.

Special Voting	The special voting agreement entered into

Agreement	by, inter alia, the Voting Depository and the Company, dated [date] 2014.

1.2                               Capitalised words and expressions not defined in this Deed shall have the meanings ascribed to them in the Special Voting Agreement.

1.3                               Words denoting the singular shall have a similar meaning when used in the plural and vice versa.

1.4                               Words denoting one gender shall include each other gender.

1.5                               No provision of this Deed shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

1.6                               Although this Deed has been drafted in the English language, this Deed pertains to Dutch legal concepts. Any consequence of the use of English words and expressions in this Deed under any law other than Dutch law shall be disregarded.

1.7                               The words “include”, “included” and “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered.

1.8                               The titles and headings in this Deed are for construction purposes as well as for reference. No Party may derive any rights from such titles and headings.

AGREEMENT

Article 2

Subject to the conditions laid down in this Deed and in giving effect to its obligations under the Terms, the Voting Depository hereby agrees with the Subscriber to issue the Issue DRs to the Subscriber who hereby agrees to accept the same from the Voting Depository.

ISSUANCE

Article 3

3.1                               In giving effect to its obligations under Article 2 and subject to the Terms, the Voting Depository hereby issues the Issue DRs to the Subscriber, who whereby accepts the same from the Voting Depository.

3.2                               The Issue DRs have been issued (i) with the Company’s cooperation and (ii) subject to the Terms.

3.3                               The Subscriber hereby accepts and confirms the applicability of the Terms (including explicitly the power of attorney referred to in article [5.7] of the Terms) and agrees to be bound by and act in accordance with the Terms.

DR REGISTER

Article 4

4.1                               Immediately following the execution of this Deed, the Voting Depository shall enter the issue of the Issue DRs in the DR Register.

4.2                               By completing the section Notice Information on the signature page to this Deed, the Subscriber complies with its obligation to provide the relevant particulars referred to in article [3.3] of the Terms.

NO RECISSION

Article 5

The Parties exclude every possibility to rescind and dissolve this Deed for any reason whatsoever.

GOVERNING LAW AND JURISDICTION

Article 6

6.1                               This Deed shall be governed by and construed in accordance with the laws of the Netherlands.

6.2                               The Parties agree that any dispute in connection with this Deed or any agreement resulting therefrom shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

(signature page follows)

Signature page to a deed of issue

[name Subscriber]

Name	:
Title	:

Notice Information
Address:	:

E-mail	:
Attention	:

Stichting Cnova Special Voting Shares

Name	:
Title	:

ANNEX G - VOTING DEPOSITORY ARTICLES OF ASSOCIATION

ADVOCATEN • NOTARISSEN • BELASTINGADVISEURS

OPRICHTING	INCORPORATION
(unofficial translation)

van	of

STICHTING CNOVA SPECIAL VOTING SHARES	STICHTING CNOVA SPECIAL VOTING SHARES

akte van 10 oktober 2014	deed of 10 October 2014

Amsterdam

Brussel

Londen

Luxemburg

New York

Rotterdam

[Original Dutch language text omitted]

NOTE: THIS IS A TRANSLATION INTO ENGLISH OF THE ARTICLES OF ASSOCIATION (STATUTEN) OF A DUTCH FOUNDATION (STICHTING). IN THE EVENT OF A CONFLICT BETWEEN THE ENGLISH AND DUTCH TEXTS, THE DUTCH TEXT SHALL PREVAIL.

DEED OF INCORPORATION

STICHTING CNOVA SPECIAL VOTING SHARES

On this, the tenth day of October two thousand and fourteen, appeared before me, Marcel Dirk Pieter Anker, civil law notary at Amsterdam.

Pieter Jacob van Drooge, employed at my office at 1077 XV Amsterdam, Strawinskylaan 1999, born in Enschede on the thirteenth day of June nineteen hundred and eighty-one, acting for the purposes of this Deed as the holder of a written power of attorney from Vistra B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard 231, trade register number 30091120) (the “Incorporator”).

The person appearing before me, acting in the above capacity, declared that he was hereby establishing a foundation (stichting) (the “Foundation”) to be governed by the following:

ARTICLES OF ASSOCIATION

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In these articles of association the following definitions shall apply:

90% Controlled	With respect to an entity:

a.

the direct or indirect (whether or not through one or more Permitted Intermediate Holding Companies) ownership by a Founding Shareholder, individually or jointly with one or more other Founding Shareholders, of at least ninety percent (90%) of the shares, memberships, units or participations issued by that entity; and

b.

the right of that/those Founding Shareholder(s) to exercise, individually or jointly, directly or indirectly (whether or not through one or more Permitted Intermediate Holding Companies), at least ninety percent (90%) of the voting rights in the general meeting of that entity.

Article	An article of these articles of association.

Board of Directors	The Voting Depository’s board of directors.

Brazilian Managers	a.	Germán Pasquale Quiroga Vilardo, a Brazilian national, born in Bolivia, Brazil on the twenty-fifth day of October nineteen hundred and sixty-

1

seven; and

	b.	Eduardo Khair Chalita, a Brazilian national, born in Rio de Janeiro, Brazil on the eighteenth day of May nineteen hundred and sixty.

Company

Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60776676).

DCC	The Dutch Civil Code.

Director	A member of the Board of Directors.

DR	A depository receipt issued by the Voting Depository for a Special Voting Share held by the Voting Depository.

DR Holder	The holder of one or more DRs.

Founders Share Register	The part of the Company’s shareholders register in which the Company registers the relevant particulars of Qualifying Shareholders.

Founding Shareholder	a.

Casino, Guichard-Perrachon S.A., a company under French law, having its seat at 1 Esplanade de France, 42000 Saint-Etienne (France), registered in the Registry of Commerce and Companies under 554 501 171 R.C.S. Saint-Etienne;

b.

Companhia Brasileira de Distribuição S.A., a company under the laws of Brazil, having its headquarters at Avenida Brigadeiro Luiz Antonio, 3142, in the City and State of São Paulo (Brazil), registered with the CNPJ/MF under number 47.508.411/0001-56;

c.

Via Varejo S.A., a company under the laws of Brazil, having its headquarters at Rua João Pessoa, 83, in the City of São Caetano do Sul, State of São Paulo (Brazil), registered with the CNPJ/MF under number 33.041.260/0652-90;

	d.	Almacenes Éxito S.A., a company under the laws of Colombia, having its headquarters at Envigado, Department of Antioquia (Colombia), registered with the companies registry under number 1998951;

	e.	either of the Brazilian Managers; or

	f.	either of the Other Brazilian Managers, but only if and for as long as such Other Brazilian Manager

2

indirectly holds his Ordinary Shares through the same Permitted Intermediate Holding Companies through which the Brazilian Managers indirectly hold their respective Ordinary Shares,

or any of the legal successors of the entities listed above under a. through d. acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be, their respective shares, memberships, units or participations in the relevant Permitted Intermediate Holding Company) under universal title of succession pursuant to a legal merger, demerger or equivalent act in accordance with applicable law.

General Meeting	The Company’s general meeting of shareholders.

Group Company	An entity or company which is organisationally connected with another entity or company in an economic unit within the meaning of Section 2:24b DCC.

Initial Permitted	a.	Nova;

Intermediate Holding	b.

Marneylectro S.à r.l., a company under the laws of Luxembourg, having its registered office at 15 rue Edward Steichen, L-2540 Luxembourg (Luxembourg), registered with the trade register under the number B 186082; or

Company	c.

Marneylectro B.V., a private company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 60838892).

Nova

Nova Pontocom Coméicio Eletrônico S.A., a company under the laws of Brazil, having its headquarters in the City and State of São Paulo, at Rua Gomes de Carvalho, 1609/1617 (3° - 7° andares), registered with the CNPJ/MF under number 09.358.108/0001-25.

Ordinary Share	An ordinary share in the Company’s capital.

Other Brazilian Managers	Any shareholder of Nova on the date of first execution of the Special Voting Agreement, other than a Founding Shareholder as referred to under a. through e. of the definition of Founding Shareholder.

Permitted Intermediate	Any Initial Permitted Intermediate Holding Company or

Holding Company

any of their respective legal successors acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be, their respective shares, memberships, units or participations in another Permitted

3

Intermediate Holding Company) under universal title of succession pursuant to a legal merger, demerger or equivalent act in accordance with applicable law, and provided that such Initial Permitted Intermediate Holding Companies or, as the case may be, legal successors are, and only for as long as they continue to be, at least 90% Controlled.

Permitted Transferee	A Founding Shareholder, a Permitted Intermediate Holding Company or, in respect of a Founding Shareholder, an entity which is, and only for as long as it continues to be, at least 90% Controlled.

Qualifying Share

An Ordinary Share that is held, and only for as long as it continues to be held, by a Founding Shareholder or other Permitted Transferee and is (and continues to be) registered in the Founders Share Register, and furthermore provided that a Founding Shareholder or another Permitted Transferee is (and continues to be) exclusively entitled to exercise the voting rights attached to such Ordinary Share.

Qualifying Shareholder	The holder of one or more Qualifying Shares.

Simple Majority	More than half of the votes cast.

Special Voting Agreement

The agreement entered into on or about the date of incorporation of the Voting Depository between the Company, the Voting Depository, the Founding Shareholders as referred to under a. through e. of the definition of Founding Shareholder and the Initial Permitted Intermediary Holding Companies, setting out certain contractual arrangements concerning the Special Voting Shares, as amended from time to time.

Special Voting Share	A special voting share in the Company’s capital.

Supermajority	More than sixty-six and two-thirds of a percent (66 2/3%) of the votes cast.

Terms	The Voting Depository’s terms and conditions established by the Board of Directors, as amended from time to time.

Voting Depository	The foundation to which these articles of association pertain.

Voting Instruction

An instruction to the Voting Depository by a DR Holder on how the Voting Depository should exercise (or refrain from exercising) the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder is/are stapled.

Voting Proxy	An ad hoc written power of attorney granted by the Voting

4

Depository, with the right of substitution, to a DR Holder, pursuant to which that DR Holder (or his proxy) can exercise at a particular General Meeting, on the Voting Depository’s behalf, the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder is/are stapled.

Voting Rights	The voting rights attached to Special Voting Shares held by the Voting Depository.

Unused Voting Rights

For an individual resolution to be passed at a General Meeting, the Voting Rights attached to Special Voting Shares for which, for whatever reason, no DRs have been issued, as well as the Voting Rights:

	a.	in respect of which the Voting Depository did not receive (or received but did not accept or disregarded pursuant to Article 6.6 paragraph b.) a Voting Instruction from the relevant DR Holder; and

b.

in respect of which the Voting Depository did not grant a Voting Proxy (or granted a Voting Proxy but subsequently revoked it pursuant to Article 6.6 paragraph a., irrespective of whether any Voting Rights are exercised pursuant to that Voting Proxy).

1.2                               The concept of a DR being “stapled” to a Special Voting Share should be interpreted as that DR having been issued by the Voting Depository for that Special Voting Share.

1.3                               The concept of a Special Voting Share being “stapled” to a Qualifying Share should be interpreted as such Special Voting Share being held by the Voting Depository in order to be able to issue the DR stapled thereto to the holder of such Qualifying Share.

1.4                               References to a DR being “stapled” to a Qualifying Share are to the DR stapled to the Special Voting Share that, in turn, is stapled to such Qualifying Share.

1.5                               References to statutory provisions are to those provisions as they are in force from time to time.

1.6                               Terms that are defined in the singular have a corresponding meaning in the plural.

1.7                               Words denoting a gender include the other gender.

1.8                               The terms “written” and “in writing” include the use of electronic means of communication.

NAME AND SEAT

Article 2

2.1                               The Voting Depository’s name is Stichting Cnova Special Voting Shares

2.2                               The Voting Depository has its corporate seat in Amsterdam.

5

OBJECTS

Article 3

3.1                               The Voting Depository’s objects are:

a.                                      to acquire Special Voting Shares and to hold and dispose of such Special Voting Shares;

b.                                      to issue DRs for the Special Voting Shares held by the Voting Depository;

c.                                       to exercise the rights, including the Voting Rights, which are attached to the Special Voting Shares held by the Voting Depository, other than the Unused Voting Rights; and

d.                                      to do anything which, in the widest sense, is connected with or may be conducive to the matters described above in this Article 3.1,

all with due observance of and in accordance with these articles of association, the Terms and the Special Voting Agreement.

3.2                               The Voting Depository does not intend to make profits.

DRS - REGISTER

Article 4

4.1                               A DR shall have the same number as the Special Voting Share to which it is stapled.

4.2                               The Board of Directors shall keep a register setting out the names, addresses and e-mail addresses of all DR Holders. The Board of Directors may register these particulars based on the information included in the Founders Share Register.

4.3                               Without prejudice to the second sentence of Article 4.2, DR Holders shall provide the Board of Directors with the necessary particulars, and information concerning any changes thereto, in a timely fashion. Any information provided to the Board of Directors pursuant to the previous sentence shall also be provided by the DR Holders to the Company. Any consequences of a failure to notify such particulars or to notify the correct particulars shall be borne by the relevant DR Holder.

4.4                               All notifications and documents may be sent to DR Holders in respect of their DRs at the addresses and e-mail addresses set out in the register.

DRS - QUALITY REQUIREMENTS

Article 5

5.1                               In accordance with the Terms, the Voting Depository shall issue, for each Qualifying Share, one DR to the holder of such Qualifying Share, provided that the Voting Depository holds sufficient Special Voting Shares in order to issue those DRs.

5.2                               Each DR shall be stapled to one Special Voting Share held by the Voting Depository and such Special Voting Share shall be stapled to one Qualifying Share.

5.3                               DRs can only be held by:

a.                                      a Founding Shareholder or another Permitted Transferee; or

b.                                      the Company.

DRS - RIGHTS AND OBLIGATIONS

Article 6

6.1                               In respect of each General Meeting, each DR Holder has the right, at all times (unless during a violation by the DR Holder of any obligation or requirement under these articles of association and/or the Terms):

a.                                      to request and receive a Voting Proxy from the Voting Depository; or

6

b.                                      to grant a Voting Instruction to the Voting Depository.

6.2                               The DRs carry no economic entitlement whatsoever.

6.3                               The DRs are issued with the Company’s cooperation.

6.4                               Each DR Holder is required to inform the Voting Depository promptly and in writing, if:

a.                                      he ceases to hold one or more of his Qualifying Shares;

b.                                      he includes, or causes the inclusion of, one or more of his Qualifying Shares in a clearing, settlement or trading system operated by a securities depository in respect of a stock exchange, irrespective of whether or not the DR Holder concerned remains (beneficially or otherwise) entitled to the rights attached to the relevant Ordinary Shares; and/or

c.                                       one or more of his Ordinary Shares cease to be Qualifying Shares (including as a result of the DR Holder concerned no longer being a Permitted Transferee).

Additionally, if a DR Holder ceases to hold one or more of his Qualifying Shares as a result of a transfer as described in Article 7.1 paragraph a., the DR Holder shall inform the Voting Depository promptly and in writing of the identity of the Permitted Transferee concerned and (unless it concerns a Founding Shareholder) the reasons why the DR Holder believes such entity to be a Permitted Transferee.

6.5                               Without prejudice to Article 6.4, each DR Holder is required to provide to the Voting Depository, in a prompt and timely fashion, such information and documentation as may be reasonably required by the Voting Depository with a view to the application of any provision of these articles of association and/or the Terms.

6.6                               If it becomes apparent to the Voting Depository that a DR Holder has violated any obligation or requirement under these articles of association and/or the Terms, the Voting Depository shall promptly notify the DR Holder thereof in writing and:

a.                                      the Voting Depository shall neither grant any Voting Proxy to, nor accept any Voting Instruction from (or, as the case may be, disregard any Voting Instruction already given by), that DR Holder until the relevant obligation or requirement has been complied with by that DR Holder;

b.                                      the Voting Depository shall promptly revoke any Voting Proxy already granted to that DR Holder by means of a written notice to that DR Holder; and

c.                                       the rights of such DR Holder under Article 15 shall be suspended with immediate effect in the sense that:

(i)                                     such DR Holder shall no longer have the right to attend and vote at meetings of DR Holders; and

(ii)                                  its DRs shall no longer be taken into account when determining whether a majority requirement is met in respect of any resolution of the meeting of DR Holders,

until the violation has been remedied to the satisfaction of the Board of Directors.

6.7                               Article 6.6 is without prejudice to the Voting Depository’s right to seek specific performance and/or injunctive relief in respect of the obligations and requirements under these articles of association and/or the Terms.

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DRS - TRANSFER

Article 7

7.1                               DRs cannot be transferred, except if it concerns:

a.                                      a transfer to or between Permitted Transferees, provided in each case that the Qualifying Shares to which those DRs are stapled are also, and simultaneously, transferred to the same Permitted Transferee to which those DRs are transferred; or

b.                                      a transfer to the Company.

7.2                               A transfer of a DR in accordance with Article 7.1 shall require a private or notarial deed to that effect between the parties concerned and, unless the Voting Depository is a party to the deed, acknowledgement by the Voting Depository.

DRS - ENCUMBRANCE

Article 8

DRs cannot be encumbered with a right of usufruct or a right of pledge.

DRS - CANCELLATION

Article 9

9.1                               Without prejudice to Articles 6.6 and 6.7, upon the Voting Depository having become aware of:

a.                                      a DR Holder ceasing to hold one or more of his Qualifying Shares, other than as a result of a transfer as described in Article 7.1 paragraph a.;

b.                                      a DR Holder including, or causing the inclusion of, one or more of his Qualifying Shares in a clearing, settlement or trading system operated by a securities depository in respect of a stock exchange, irrespective of whether or not the DR Holder concerned remains (beneficially or otherwise) entitled to the rights attached to the relevant Ordinary Shares; or

c.                                       one or more Ordinary Shares of a DR Holder ceasing to be Qualifying Shares (including as a result of the DR Holder concerned no longer being a Permitted Transferee), the Board of Directors shall promptly cancel the DRs stapled to the Qualifying Shares concerned.

9.2                               Article 6.6 paragraphs a. and b. apply mutatis mutandis in case of cancellation of DRs, but only with respect to the DRs so cancelled and the Special Voting Shares to which they are stapled.

9.3                               In case of a cancellation of one or more DRs, no compensation or consideration shall be paid to the DR Holder or former DR Holder concerned.

9.4                               A cancellation of DRs requires a resolution of the Board of Directors to that effect. Upon a cancellation of DRs, the Board of Directors shall promptly send written notice thereof to the DR Holder concerned, stating the reasons for the cancellation.

9.5                               Without prejudice to a DR Holder’s right to request deregistration of one or more of his Qualifying Shares from the Founders Share Register in accordance with the relevant provisions of the Special Voting Agreement (causing, however, a cancellation as referred to in Article 9.1), a DR Holder may not request the cancellation of any of his DRs; for the avoidance of doubt, a cancellation of DRs will neither require the cooperation, approval or

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consent, nor the performance of any other act, of the DR Holder concerned.

SPECIAL VOTING SHARES - TRANSFER AND ENCUMBRANCE

Article 10

10.1                        The Voting Depository shall not dispose of any Special Voting Shares, unless to the Company in accordance with these articles of association, the Terms and the Special Voting Agreement.

10.2                        Without prejudice to Section 3:259 DCC, the Voting Depository shall not encumber any Special Voting Shares with a right of usufruct or pledge or any similar right under any jurisdiction.

VOTING ARRANGEMENTS

Article 11

11.1                        If and for as long as the Voting Depository holds one or more Special Voting Shares, the Voting Depository shall:

a.                                      attend all General Meetings, provided that it has received one or more Voting Instructions with respect to such General Meeting; and

b.                                      register for each such General Meeting in a timely fashion all Special Voting Shares for which Voting Proxies have been granted or Voting Instructions have been received with respect to such General Meeting.

11.2                        If the Voting Depository attends a General Meeting, the Voting Depository shall have no discretion as to whether, or how, to exercise the Voting Rights.

11.3                        To the extent that the Voting Depository has received Voting Instructions with respect to one or more resolutions to be passed at a General Meeting, the Voting Depository shall exercise the Voting Rights for which those Voting Instructions were received in accordance with those Voting Instructions, unless to the extent it concerns Voting Instructions that may not be accepted pursuant to Article 6.6 paragraph a.

11.4                        To the extent that the Voting Depository has granted Voting Proxies with respect to a General Meeting, the Voting Depository shall not exercise the Voting Rights for which those Voting Proxies were granted.

11.5                        If the Voting Depository has received Voting Instructions and has also granted a Voting Proxy in respect of Voting Rights attached to the same Special Voting Share(s), the Voting Depository shall disregard any Voting Instructions it receives in respect of such Special Voting Share(s).

11.6                        The Voting Depository shall abstain from exercising the Unused Voting Rights and the Special Voting Shares to which the Unused Voting Rights are attached shall not be registered for the relevant General Meeting.

BOARD OF DIRECTORS - COMPOSITION

Article 12

12.1                        The Voting Depository has a Board of Directors consisting of two or more Directors. Both individuals and legal entities may be a Director.

12.2                        The following persons cannot be appointed as a Director:

a.                                      directors and supervisory board members of the Company or any of its Group Companies;

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b.                                      a spouse or relative by blood or marriage up to and including the fourth degree of a person described in paragraph a.;

c.                                       former directors and former supervisory board members of the Company or any of its Group Companies;

d.                                      employees or former employees of the Company or any of its Group Companies;

e.                                       regular advisors to the Company or any of its Group Companies (including the expert referred to in Section 2:393 DCC, or a civil law notary or attorney-at-law engaged by them);

f.                                        former regular advisors of the Company as described in paragraph e., but only during the first three years following the termination of their activities as advisor;

g.                                      directors and employees of any bank with which the Company maintains a lasting and significant relationship; and

h.                                      any person who is, in any other way, not fully independent from the Company and its Group Companies.

12.3                        The meeting of DR Holders shall appoint the Directors, with due observance of Article 12.2. The meeting of DR Holders may also suspend or remove any Director. Any resolution of the meeting of DR Holders pursuant to this Article 12.3 shall be adopted by Supermajority.

12.4                        If a Director is suspended and the meeting of DR Holders does not resolve to dismiss him within three months from the date of such suspension, the suspension shall lapse. A suspended Director shall be given the opportunity to account for his actions before being removed.

12.5                        A Director shall cease to hold office by operation of law:

a.                                      upon his death or, where it concerns a legal entity, upon termination of its existence;

b.                                      upon voluntary resignation or removal by the meeting of DR Holders;

c.                                       upon expiration of the term for which he was appointed;

d.                                      upon being declared bankrupt, applying for a suspension of payments, being placed under curatorship or otherwise losing the disposition over his assets;

e.                                       upon being dismissed by the court in the manner as set forth in Section 2:298 DCC.

Each Director must promptly notify the Company and the other Directors, if any, when he ceases to hold office on any of the grounds referred to in this Article 12.5, or so much earlier as he can reasonably foresee that he will cease to hold office on any of those grounds, in both cases explaining the reasons for him ceasing to hold office and in the latter case also giving an estimate of when he expects to cease to hold office.

12.6                        When a Director falls within the scope of any of the categories referred to in Article 12.2:

a.                                      the last sentence of Article 12.5 will apply mutatis mutandis; and

b.                                      that Director shall be obliged to resign with immediate effect, unless he is the sole Director, in which case his resignation shall take effect as of the moment that the meeting of DR Holders has appointed a successor as Director in accordance with Article 12.3.

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BOARD OF DIRECTORS - DUTIES, ORGANISATION AND DECISION-MAKING

Article 13

13.1                        The Board of Directors is charged with the management of the Voting Depository, subject to the restrictions contained in these articles of association.

13.2                        Annually, at least one meeting of the Board of Directors shall be held as soon as practically possible after having received the convening notice for the annual General Meeting and otherwise whenever one or more Directors so request.

13.3                        The Board of Directors shall convene meetings of the Board of Directors by means of a written notice sent to all Directors. The notice may be given by any Director and shall include the agenda for the meeting.

13.4                        All Directors shall be given at least seven days’ notice for all meetings of the Board of Directors, unless a shorter notice period is reasonably required under the circumstances at hand.

13.5                        Where the rules laid down by these articles of association in relation to the convening of meetings or the drawing up of agendas have not been complied with, a legally valid resolution may still be passed by the Board of Directors provided that all Directors have consented to such resolution being passed.

13.6                        Each Director may cast one vote at a meeting of the Board of Directors.

13.7                        A Director can be represented by another Director holding a written proxy for the purpose of the deliberations and decision-making of the Board of Directors.

13.8                        Resolutions of the Board of Directors shall be passed, irrespective of whether this occurs at a meeting or otherwise, by Simple Majority.

13.9                        Invalid votes and blank votes shall not be counted as votes cast.

13.10                 Where there is a tie in any vote of the Board of Directors, the relevant resolution will not have been passed.

13.11                 Meetings of the Board of Directors can be held through audio- or video-communication facilities, unless a Director objects thereto.

13.12                 Resolutions of the Board of Directors may, instead of at a meeting, be passed in writing, provided that all Directors are familiar with the resolution to be passed and none of them objects to this decision-making process. Articles 13.6 and 13.10 apply mutatis mutandis.

13.13                 The prior approval of the Company and the meeting of DR Holders is required for resolutions of the Board of Directors concerning the following matters:

a.                                      any amendment to these articles of association and/or the Terms;

b.                                      the entering into of a merger or demerger by the Voting Depository;

c.                                       the application for the Voting Depository’s bankruptcy or suspension of payments; and

d.                                      the Voting Depository’s dissolution.

Any resolution of the meeting of DR Holders pursuant to this Article 13.13 shall be adopted by Supermajority.

13.14                 The Directors shall receive no remuneration for the performance of their tasks and duties as a Director. However, reasonable expenses incurred by a Director in the performance of his tasks and duties shall be reimbursed by the Voting Depository.

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BOARD OF DIRECTORS – REPRESENTATION

Article 14

14.1                        The Board of Directors is entitled to represent the Voting Depository.

14.2                        The power to represent the Voting Depository also vests in any two Directors acting jointly.

14.3                        The Board of Directors may not resolve to enter into agreements to acquire, dispose of or encumber registered property or agreements in which the Voting Depository furnishes a guarantee, assumes joint and several liability, warrants performance by a third party or provides security for a debt of a third party.

MEETING OF DR HOLDERS - ORGANISATION AND DECISION-MAKING

Article 15

15.1                        The Board of Directors shall convene a meeting of DR Holders:

a.                                      whenever a resolution of the meeting of DR Holders is required pursuant to these articles of association, the Terms and/or the Special Voting Agreement, or otherwise when deemed to be appropriate; and

b.                                      at the request of one or more DR Holders.

15.2                        If there no Directors are holding office, any DR Holder may convene a meeting of DR Holders.

15.3                        Meetings of DR Holders shall be convened by means of a written notice sent to all DR Holders at the addresses set forth in the DR Register. The notice shall include the agenda for the meeting.

15.4                        All DR Holders whose rights are not suspended pursuant to Article 6.6 paragraph c. shall be given at least seven days’ notice for all meetings of the DR Holders, unless a shorter notice period is reasonably required under the circumstances at hand.

15.5                        Where the rules laid down by these articles of association in relation to the convening of meetings or the drawing up of agendas have not been complied with, a legally valid resolution may still be passed by the meeting of DR Holders provided that all DR Holders whose rights are not suspended pursuant to Article 6.6 paragraph c. have consented to such resolution being passed.

15.6                        Each DR shall give the right to cast one vote at a meeting of DR Holders.

15.7                        A DR Holder can be represented by another person holding a written proxy for the purpose of the deliberations and decision-making of the meeting of DR Holders.

15.8                        Resolutions of the DR Holders shall be passed, irrespective of whether this occurs at a meeting or otherwise, by Simple Majority, unless these articles of association require otherwise. In a meeting of DR Holders valid resolutions can only be passed if at least forty percent (40%) of all issued DRs are represented at that meeting. If the quorum requirement referred to in the previous sentence is not met for a specific meeting of DR Holders, a second meeting of DR Holders may be convened to discuss the same topics and pass the same resolutions as were on the agenda for the original meeting, at which second meeting convened in this manner the quorum requirement referred to in the second sentence of this Article 15.8 shall not apply.

15.9                        Invalid votes and blank votes shall not be counted as votes cast.

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15.10                 Resolutions of the DR Holders may, instead of at a meeting, be passed in writing, provided that all DR Holders whose rights are not suspended pursuant to Article 6.6 paragraph c. are familiar with the resolution to be passed. Article 15.6 applies mutatis mutandis.

REPORTING - FINANCIAL YEAR AND FINANCIAL ACCOUNTS

Article 16

16.1                        The Voting Depository’s financial year shall coincide with the calendar year.

16.2                        Annually, within six months after the end of the Voting Depository’s financial year, the Board of Directors shall prepare the Voting Depository’s balance sheet and the statement of income and expenditures. The Board of Directors shall send copies thereof to the Company.

ARTICLES OF ASSOCIATION AND TERMS

Article 17

17.1                        The Board of Directors may resolve to amend these articles of association and/or the Terms with due observance of Article 13.13 and this Article 17. Each Director is authorised to have the deed of amendment executed.

17.2                        Following any amendment to these articles of association and/or the Terms, the Voting Depository shall send copies of the revised full text(s) thereof, whether or not by electronic means, to the DR Holders and to the Company.

DISSOLUTION

Article 18

18.1                        In the event of the Voting Depository being dissolved, the liquidation shall be effected by the Directors, unless the Board of Directors decides otherwise.

18.2                        To the extent possible, these articles of association and the Terms shall remain in effect during the liquidation.

18.3                        Any assets remaining after payment of all of the Voting Depository’s debts shall be transferred to the Company.

18.4                        After the liquidation has been completed, the Voting Depository’s books, records and other information carriers shall be kept for the period prescribed by law by the person designated for that purpose in the resolution of the Board of Directors to dissolve the Voting Depository. Where the Board of Directors has not designated such a person, the liquidators shall do so.

TRANSITIONAL PROVISION

Article 19

The Voting Depository’s first financial year ends on the thirty-first day of December two thousand and fourteen. This Article 19 will lapse on the first day of the Voting Depository’s second financial year.

FINAL STATEMENT

Finally, the person appearing declared that:

•                                          the Incorporator; and

•                                          Bart Willem de Sonnaville, born on the seventh day of August nineteen hundred and

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seventy-five in Arnhem, the Netherlands.

will be appointed as the Directors of the Voting Depository;

POWER OF ATTORNEY

The person appearing before me has been authorised to act under a power of attorney in the form of a private instrument, which will be attached to this Deed immediately following its execution.

FINALLY

The person appearing is known to me, civil law notary.

This Deed was executed in Amsterdam on the date mentioned in its heading.

After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, he declared that he had taken note of the contents of the Deed, was in agreement with the contents and did not wish them to be read out in full.

Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.

(Signed): P.J. van Drooge, M.D.P. Anker

ISSUED FOR TRUE COPY
/s/ P.J. van Drooge	/s/ Mr. M.D.P. Anker
Pieter Jacob van Drooge	M.D.P. Anker
Notaris te Amsterdam
(Signed: M.D.P. Anker)

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ANNEX H - TERMS AND CONDITIONS

ADVOCATEN · NOTARISSEN · BELASTINGDVISEURS

TERMS AND CONDITIONS

of

STICHTING CNOVA SPECIAL VOTING SHARES

deed of 17 October 2014

Amsterdam

Brussel

Londen

Luxemburg

New York

Rotterdam

PD/MA/rp

TERMS AND CONDITIONS

STICHTING CNOVA SPECIAL VOTING SHARES

On this, the seventeenth day of October two thousand and fourteen, appeared before me, Gijs ter Braak, junior civil law notary, hereinafter to be referred to as civil law notary, acting as deputy of Marcel Dirk Pieter Anker, civil law notary at Amsterdam:

Pieter Jacob van Drooge, employed at my office at 1077 XV Amsterdam, Strawinskylaan 1999, born in Enschede on the thirteenth day of June nineteen hundred and eighty-one, acting for the purposes hereof as the holder of a written power of attorney from Stichting Cnova Special Voting Shares, a foundation (stichting) under Dutch law, having its statutory seat at Amsterdam (address: 1118 BH Schiphol, Schiphol Boulevard, trade register number 61668249).

The person appearing, acting in the above capacity, declared to lay down the following:

TERMS AND CONDITIONS

DEFINITIONS AND INTERPRETATION

Article 1

1.1                               In these Terms the following definitions shall apply:

90% Controlled	With respect to an entity:

a.                                      the direct or indirect (whether or not through one or more Permitted Intermediate Holding Companies) ownership by a Founding Shareholder, individually or jointly with one or more other Founding Shareholders, of at least ninety percent (90%) of the shares, memberships, units or participations issued by that entity; and

b.                                      the right of that/those Founding Shareholder(s) to exercise, individually or jointly, directly or indirectly (whether or not through one or more Permitted Intermediate Holding Companies), at least ninety percent (90%) of the voting rights in the general meeting of that entity.

Article	An article of these Terms.

Board of Directors	The Voting Depository’s board of directors.

Brazilian Managers	a. Germán Pasquale Quiroga Vilardo, a Brazilian national, born in Bolivia on the twenty-fifth day of October nineteen hundred and sixty-seven; and

b. Eduardo Khair Chalita, a Brazilian national, born in Rio de Janeiro, Brazil on the eighteenth day of May nineteen hundred and sixty.

Company	Cnova N.V., a public company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM

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Eindhoven (the Netherlands), trade register number: 60776676).

DCC	The Dutch Civil Code.

Director	A member of the Board of Directors.

DR	A depository receipt issued by the Voting Depository for a Special Voting Share held by the Voting Depository.

DR Holder	The holder of one or more DRs.

Founders Share Register	The part of the Company’s shareholders register in which the Company registers the relevant particulars of Qualifying Shareholders.

Founding Shareholder

a.                                      Casino, Guichard-Perrachon S.A., a company under French law, having its seat at 1 Esplanade de France, 42000 Saint-Etienne (France), registered in the Registry of Commerce and Companies under 554 501 171 R.C.S. Saint-Etienne;

b.                                      Companhia Brasileira de Distribuicção S.A., a company under the laws of Brazil, having its headquarters at Avenida Brigadeiro Luiz Antonio, 3142, in the City and State of São Paulo (Brazil), registered with the CNPJ/MF under number 47.508.411/0001-56;

c.                                       Via Varejo S.A., a company under the laws of Brazil, having its headquarters at Rua João Pessoa, 83, in the City of São Caetano do Sul, State of São Paulo (Brazil), registered with the CNPJ/MF under number 33.041.260/0652-90;

d.                                      Almacenes Exito S.A., a company under the laws of Colombia, having its headquarters at Énvigado, Department of Antioquia (Colombia), registered with the companies registry under number 1998951;

e.                                       either of the Brazilian Managers; or

f.                                        either of the Other Brazilian Managers, but only if and for as long as such Other Brazilian Manager indirectly holds his Ordinary Shares through the same Permitted Intermediate Holding Companies through which the Brazilian Managers indirectly hold their respective Ordinary Shares, or any of the legal successors of the entities listed above under a. through e. acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be,

2

their respective shares, memberships, units or participations in the relevant Permitted Intermediate Holding Company) under universal title of succession pursuant to a legal merger, demerger or equivalent act in accordance with applicable law.

General Meeting Initial Permitted Intermediate Holding Company

The Company’s general meeting of shareholders.

a.                                      Nova;

b.                                      Marneylectro S.a r.l., a company under the laws of Luxembourg, having its registered office at 15 rue Edward Steichen, L-2540 Luxembourg (Luxembourg), registered with the trade register under the number B 186082; or

c.                                       Marneylectro B.V., a private company with limited liability under Dutch law, having its corporate seat in Amsterdam (address: Schiphol Boulevard 231, 1118 BH Schiphol (the Netherlands), trade register number: 60838892).

Nova

Nova Pontocom Comércio Eletrônico S.A., a company under the laws of Brazil, having its headquarters in the City and State of São Paulo, at Rua Gomes de Carvalho, 1609/1617 (3° - 7° andares), registered with the CNPJ/MF under number 09.358.108/0001-25.

Ordinary Share	An ordinary share in the Company’s capital.

Other Brazilian Managers	Any shareholder of Nova on the date of first execution of the Special Voting Agreement, other than a Founding Shareholder as referred to under a. through e. of the definition of Founding Shareholder.

Permitted Intermediate	Any Initial Permitted Intermediate Holding Company or

Holding Company

any of their respective legal successors acquiring their respective Qualifying Shares and the DRs stapled thereto (or, as the case may be, their respective shares, memberships, units or participations in another Permitted Intermediate Holding Company) under universal title of succession pursuant to a legal merger, demerger or equivalent act in accordance with applicable law, and provided that such Initial Permitted Intermediate Holding Companies or, as the case may be, legal successors are, and only for as long as they continue to be, at least 90% Controlled.

Permitted Transferee	A Founding Shareholder, a Permitted Intermediate Holding Company or, in respect of a Founding Shareholder, an entity which is, and only for as long as it

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continues to be, at least 90% Controlled.

Qualifying Share

An Ordinary Share that is held, and only for as long as it continues to be held, by a Founding Shareholder or other Permitted Transferee and is (and continues to be) registered in the Founders Share Register, and furthermore provided that a Founding Shareholder or another Permitted Transferee is (and continues to be) exclusively entitled to exercise the voting rights attached to such Ordinary Share.

Qualifying Shareholder	The holder of one or more Qualifying Shares.

Simple Majority	More than half of the votes cast.

Special Voting Agreement

The agreement entered into on or about the date of incorporation of the Voting Depository between the Company, the Voting Depository, the Founding Shareholders as referred to under a. through e. of the definition of Founding Shareholder and the Initial Permitted Intermediary Holding Companies, setting out certain contractual arrangements concerning the Special Voting Shares, as amended from time to time.

Special Voting Share	A special voting share in the Company’s capital.

Supermajority	More than sixty-six and two-thirds of a percent (66 2/3%) of the votes cast.

Terms	These terms and conditions established by the Board of Directors.

Trading Day

A day on which the Ordinary Shares (or depository receipts or similar rights derived from Ordinary Shares) can be traded on all stock exchanges where they are listed, including in the United States of America and including in any event a day (other than a Saturday or Sunday) on which banks are generally open in the United States of America for the conduct of normal business.

Voting Depository

Stichting Cnova Special Voting Shares, a foundation under Dutch law, having its corporate seat in Amsterdam (address: Professor Dr Dorgelolaan 30D, 5613 AM Eindhoven (the Netherlands), trade register number: 61668249.

Voting Depository Articles	The Voting Depository’s articles of association, as amended from time to time.

Voting Instruction

An instruction to the Voting Depository by a DR Holder on how the Voting Depository should exercise (or refrain from exercising) the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder

4

is/are stapled.

Voting Proxy

An ad hoc written power of attorney granted by the Voting Depository, with the right of substitution, to a DR Holder, pursuant to which that DR Holder (or his proxy) can exercise at a particular General Meeting, on the Voting Depository’s behalf, the Voting Rights attached to the Special Voting Share(s) to which the DR(s) of such DR Holder is/are stapled.

Voting Rights	The voting rights attached to Special Voting Shares held by the Voting Depository.

Unused Voting Rights

For an individual resolution to be passed at a General Meeting, the Voting Rights attached to Special Voting Shares for which, for whatever reason, no DRs have been issued, as well as the Voting Rights:

a.                                      in respect of which the Voting Depository did not receive (or received but did not accept or disregarded pursuant to Article 5.7 paragraph b.) a Voting Instruction from the relevant DR Holder; and

b.                                      in respect of which the Voting Depository did not grant a Voting Proxy (or granted a Voting Proxy but subsequently revoked it pursuant to Article 5.7 paragraph a., irrespective of whether any Voting Rights are exercised pursuant to that Voting Proxy).

1.2                               The concept of a DR being “stapled” to a Special Voting Share should be interpreted as that DR having been issued by the Voting Depository for that Special Voting Share.

1.3                               The concept of a Special Voting Share being “stapled” to a Qualifying Share should be interpreted as such Special Voting Share being held by the Voting Depository in order to be able to issue the DR stapled thereto to the holder of such Qualifying Share.

1.4                               References to a DR being “stapled” to a Qualifying Share are to the DR stapled to the Special Voting Share that, in turn, is stapled to such Qualifying Share.

1.5                               References to statutory provisions are to those provisions as they are in force from time to time.

1.6                               Terms that are defined in the singular have a corresponding meaning in the plural.

1.7                               Words denoting a gender include the other gender.

1.8                               The terms “written” and “in writing” include the use of electronic means of communication.

FOUNDERS SHARE REGISTER

Article 2

The Voting Depository has entered into the Special Voting Agreement pursuant to which the Voting Depository shall be notified by the Company each time that:

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a.                                      one or more Ordinary Shares are registered in the Founders Share Register and qualify as Qualifying Shares;

b.                                      a DR Holder ceases to hold one or more of his Qualifying Shares, other than as a result of a transfer as described in Article 6.1 paragraph a.;

c.                                       one or more Ordinary Shares of a DR Holder cease to be Qualifying Shares (including as a result of the DR Holder concerned no longer being a Permitted Transferee of the relevant Founding Shareholder); or

d.                                      any other change is made to the particulars included in the Founders Share Register.

DRS - REGISTER

Article 3

3.1                               A DR shall have the same number as the Special Voting Share to which it is stapled.

3.2                               The Board of Directors shall keep a register setting out the names, addresses and e-mail addresses of all DR Holders. The Board of Directors may register these particulars based on the information included in the Founders Share Register.

3.3                               Without prejudice to the second sentence of Article 3.2, DR Holders shall provide the Board of Directors with the necessary particulars, and information concerning any changes thereto, in a timely fashion. Any information provided to the Board of Directors pursuant to the previous sentence shall also be provided by the DR Holders to the Company. Any consequences of a failure to notify such particulars or to notify the correct particulars shall be borne by the relevant DR Holder.

3.4                               All notifications and documents may be sent to DR Holders in respect of their DRs at the addresses and e-mail addresses set out in the register.

DRS - QUALITY REQUIREMENTS

Article 4

4.1                               Within seven Trading Days following the receipt of a notification as referred to in Article 2 paragraph a., the Voting Depository shall issue, for each Qualifying Share, one DR to the holder of such Qualifying Share, provided that the Voting Depository holds sufficient Special Voting Shares in order to issue those DRs.

4.2                               Each DR shall be stapled to one Special Voting Share held by the Voting Depository and such Special Voting Share shall be stapled to one Qualifying Share.

4.3                               DRs can only be held by:

a.                                      a Founding Shareholder or another Permitted Transferee; or

b.                                      the Company.

DRS - RIGHTS AND OBLIGATIONS

Article 5

5.1                               In respect of each General Meeting, each DR Holder has the right, at all times (unless during a violation by the DR Holder of any obligation or requirement under the Voting Depository Articles and/or these Terms):

a.                                      to request and receive a Voting Proxy from the Voting Depository; or

b.                                      to grant a Voting Instruction to the Voting Depository.

5.2                               The DRs carry no economic entitlement whatsoever. Pursuant to the Special Voting Agreement, the Voting Depository shall waive any rights it may have, whether actual or

6

contingent, in respect of receiving distributions or other payments on Special Voting Shares held by it.

5.3                               The DRs are issued with the Company’s cooperation.

5.4                               Each DR Holder is required to inform the Voting Depository promptly and in writing, if:

a.                                      he ceases to hold one or more of his Qualifying Shares;

b.                                      he includes, or causes the inclusion of, one or more of his Qualifying Shares in a clearing, settlement or trading system operated by a securities depository in respect of a stock exchange, irrespective of whether or not the DR Holder concerned remains (beneficially or otherwise) entitled to the rights attached to the relevant Ordinary Shares; and/or

c.                                       one or more of his Ordinary Shares cease to be Qualifying Shares (including as a result of the DR Holder concerned no longer being a Permitted Transferee).

Additionally, if a DR Holder ceases to hold one or more of his Qualifying Shares as a result of a transfer as described in Article 6.1 paragraph a., the DR Holder shall inform the Voting Depository promptly and in writing of the identity of the Permitted Transferee concerned and (unless it concerns a Founding Shareholder) the reasons why the DR Holder believes such entity to be a Permitted Transferee.

5.5                               Without prejudice to Article 5.4 each DR Holder is required to provide to the Voting Depository, in a prompt and timely fashion, such information and documentation as may be reasonably required by the Voting Depository with a view to the application of any provision of the Voting Depository Articles and/or these Terms.

5.6                               By accepting the DR(s) issued or transferred to it, each DR Holder irrevocably authorizes and instructs the Voting Depository and the Company, acting individually, to perform all such acts either of them deems necessary, required or conducive in connection with the implementation and operation of these Terms (including any issue or transfer of DRs in connection therewith), which power of attorney is granted with the right of substitution. The Voting Depository and the Company may act as a counterparty of a DR Holder under the power of attorney granted pursuant to this Article 5.6.

5.7                               If it becomes apparent to the Voting Depository that a DR Holder has violated any obligation or requirement under the Voting Depository Articles and/or the Terms, the Voting Depository shall promptly notify the DR Holder thereof in writing and:

a.                                      the Voting Depository shall neither grant any Voting Proxy to, nor accept any Voting Instruction from (or, as the case may be, disregard any Voting Instruction already given by), that DR Holder until the relevant obligation or requirement has been complied with by that DR Holder;

b.                                      the Voting Depository shall promptly revoke any Voting Proxy already granted to that DR Holder by means of a written notice to that DR Holder; and

c.                                       the rights of such DR Holder under article 15 of the Voting Depository Articles shall be suspended with immediate effect in the sense that:

(i)                                     such DR Holder shall no longer have the right to attend and vote at meetings of DR Holders; and

(ii)                                  its DRs shall no longer be taken into account when determining whether a

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majority requirement is met in respect of any resolution of the meeting of DR Holders,

until the violation has been remedied to the satisfaction of the Board of Directors.

5.8                               Article 5.7 is without prejudice to the Voting Depository’s right to seek specific performance and/or injunctive relief in respect of the obligations and requirements under the Voting Depository Articles and/or these Terms.

DRS - TRANSFER

Article 6

6.1                               DRs cannot be transferred, except if it concerns:

a.                                      a transfer to or between Permitted Transferees, provided in each case that the Qualifying Shares to which those DRs are stapled are also, and simultaneously, transferred to the same Permitted Transferee to which those DRs are transferred; or

b.                                      a transfer to the Company

6.2                               A transfer of a DR in accordance with Article 6.1 shall require a private or notarial deed to that effect between the parties concerned and, unless the Voting Depository is a party to the deed, acknowledgement by the Voting Depository.

DRS - ENCUMBRANCE

Article 7

DRs cannot be encumbered with a right of usufruct or a right of pledge.

DRS - CANCELLATION

Article 8

8.1                               Without prejudice to Articles 5.7 and 5.8, upon the Voting Depository having become aware of:

a.                                      a DR Holder ceasing to hold one or more of his Qualifying Shares, other than as a result of a transfer as described in Article 6.1 paragraph a.;

b.                                      a DR Holder including, or causing the inclusion of, one or more of his Qualifying Shares in a clearing, settlement or trading system operated by a securities depository in respect of a stock exchange, irrespective of whether or not the DR Holder concerned remains (beneficially or otherwise) entitled to the rights attached to the relevant Ordinary Shares; or

c.                                       one or more Ordinary Shares of a DR Holder ceasing to be Qualifying Shares (including as a result of the DR Holder concerned no longer being a Permitted Transferee), the Board of Directors shall promptly cancel the DRs stapled to the Qualifying Shares concerned.

8.2                               Upon receipt of:

a.                                      a request as referred to in article 29.2 of the Special Voting Agreement; or

b.                                      a copy of a resolution as referred to in article 29.3 of the Special Voting Agreement,

the Board of Directors shall promptly cancel all DRs.

8.3                               Article 5.7 paragraphs a. and b. apply mutatis mutandis in case of cancellation of DRs, but

8

only with respect to the DRs so cancelled and the Special Voting Shares to which they are stapled.

8.4                               In case of a cancellation of one or more DRs, no compensation or consideration shall be paid to the DR Holder or former DR Holder concerned.

8.5                               A cancellation of DRs requires a resolution of the Board of Directors to that effect. Upon a cancellation of DRs, the Board of Directors shall promptly send written notice thereof to the DR Holder concerned, stating the reasons for the cancellation.

8.6                               Without prejudice to a DR Holder’s right to request deregistration of one or more of his Qualifying Shares from the Founders Share Register in accordance with the relevant provisions of the Special Voting Agreement (causing, however, a cancellation as referred to in Article 8.1), a DR Holder may not request the cancellation of any of his DRs and, for the avoidance of doubt, a cancellation of DRs will neither require the cooperation, approval or consent, nor the performance of any other act, of the DR Holder concerned.

VOTING ARRANGEMENTS

Article 9

9.1                               If and for as long as the Voting Depository holds one or more Special Voting Shares, the Voting Depository shall:

a.                                      attend all General Meetings, provided that it has received one or more Voting Instructions with respect to such General Meeting; and

b.                                      register for each such General Meeting in a timely fashion all Special Voting Shares for which Voting Proxies have been granted or Voting Instructions have been received with respect to such General Meeting.

9.2                               If the Voting Depository attends a General Meeting, the Voting Depository shall have no discretion as to whether, or how, to exercise the Voting Rights.

9.3                               To the extent that the Voting Depository has received Voting Instructions with respect to one or more resolutions to be passed at a General Meeting, the Voting Depository shall exercise the Voting Rights for which those Voting Instructions were received in accordance with those Voting Instructions, unless to the extent it concerns Voting Instructions that may not be accepted pursuant to Article 5.7 paragraph a.

9.4                               To the extent that the Voting Depository has granted Voting Proxies with respect to a General Meeting, the Voting Depository shall not exercise the Voting Rights for which those Voting Proxies were granted.

9.5                               If the Voting Depository has received Voting Instructions and has also granted a Voting Proxy in respect of Voting Rights attached to the same Special Voting Share(s), the Voting Depository shall disregard any Voting Instructions it receives in respect of such Special Voting Share(s).

9.6                              The Voting Depository shall abstain from exercising the Unused Voting Rights and the Special Voting Shares to which the Unused Voting Rights are attached shall not be registered for the relevant General Meeting.

TERMS

Article 10

10.1                        The Board of Directors may resolve to amend these Terms with due observance of article

9

13.13 of the Voting Depository Articles and this Article 10. Each Director is authorised to have the deed of amendment executed.

10.2                        Following any amendment to these Terms, the Voting Depository shall send copies of the revised full text(s) thereof, whether or not by electronic means, to the DR Holders and to the Company.

COSTS

Article 11

Any costs and expenses relating to the implementation and operation of these Terms incurred by the Voting Depository shall be borne by the Voting Depository, or to the extent that the Voting Depository does not have sufficient funds to bear such costs and expenses, by the Company. Each DR Holder shall bear his own costs and expenses relating to the implementation and operation of these Terms.

GOVERNING LAW AND JURISDICTION

Article 12

12.1                        These Terms shall be governed by and construed in accordance with the laws of the Netherlands.

12.2                        Any dispute arising in connection with these Terms shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

FINAL STATEMENTS

The authorisation granted to the person appearing is evidenced by a private power of attorney, a copy of which will be attached to this Deed.

The person appearing is known to me, civil law notary.

This Deed was executed in Amsterdam on the date mentioned in its heading.

After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, he declared that he had taken note of the contents of the Deed, was in agreement with the contents and did not wish them to be read out in full. Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.

(Signed): P.J. van Drooge, G. ter Braak

ISSUED FOR TRUE COPY by me, G. ter Braak, junior civil law notary, acting as deputy of M.D.P. Anker, civil law notary in Amsterdam. This day, 17 October 2014.

/s/ G. ter Braak
G. ter Braak

/s/ P.J. van Drooge
Pieter Jacob van Drooge

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ANNEX I - ACCEPTANCE OF TERMS AND CONDITIONS

AND ADHERENCE TO AGREEMENT

To:

Cnova N.V.

Attn. Board of Directors

Professor Dr Dorgelolaan 30D

5613 AM Eindhoven

The Netherlands

Date: [•]

Re: Acceptance Terms and Conditions and adherence to Agreement

Dear Sirs,

Reference is made to the Special Voting Agreement between Cnova N.V., Stichting Cnova Special Voting Shares, Casino, Guichard-Perrachon S.A., Companhia Brasileira de Distribuição S.A., Via Varejo S A., Almacenes Éxito, Germán Pasquale Quiroga Vilardo, Eduardo Khair Chalita, Marneylectro B.V., Marneylectro S.à r.l. and Nova Pontocom Comércio Eletrônico S.A. dated [•] 2014 (the Agreement). Capitalised terms used in this letter shall have the same meaning ascribed to such terms in the Agreement.

The undersigned represents to Cnova N.V. that it is at least at least 90% Controlled by the following Founding Shareholder:

The undersigned confirms to have received a copy of the Terms and the Voting Depository Articles and accepts to be bound by the Terms, which include:

a.                                      the suspension by the Voting Depository of a DR Holder’s rights under Article 15 of the Voting Depository Articles in case such DR Holder has violated any obligation or requirement under the Voting Depository Articles and/or the Terms;

b.                                      the revocation by the Voting Depository of any Voting Proxy granted to, or rejection or disregarding of any Voting Instruction given by, a DR Holder, in case such DR Holder has violated any of obligation or requirement under the Voting Depository Articles and/or the Terms; and

c.                                       the transfer restrictions applicable to the DRs pursuant Article 6 of the Terms.

The undersigned furthermore irrevocably undertakes towards and for the benefit of the Parties (and every other person who assumes at any time any rights and obligations under the Agreement) to be bound by the Agreement in all respects as if the undersigned was a Party to the Agreement and named in it as Initial Permitted Intermediate Holding Company and to observe and perform all the provisions and obligations of the Agreement applicable to or binding on the Initial Permitted Intermediate Holding Companies under the Agreement insofar as they are to be observed or performed on or after the date of this letter. This Deed of Adherence is made for the benefit of all Parties to the Agreement.

Yours faithfully,

[name]

By:
Title:

ANNEX J - DE-REGISTRATION FORM

To:

Cnova N.V.

Attn. Board of Directors

Professor Dr Dorgelolaan 30D

5613 AM Eindhoven

The Netherlands

De-Registration Form

This De-Registration Form is an Annex to the Special Voting Agreement between Cnova N.V., Stichting Cnova Special Voting Shares, Casino, Guichard-Perrachon S.A., Companhia Brasileira de Distribuição S.A., Via Varejo S.A., Almacenes Éxito, Germán Pasquale Quiroga Vilardo, Eduardo Khair Chalita, Marneylectro B.V., Marneylectro S.à r.l. and Nova Pontocom Comércio Eletrônico S.A. dated [•] 2014 (the “Agreement”). Capitalised terms used in this De-Registration Form shall have the same meaning ascribed to such terms in the Agreement. This De-Registration Form shall be completed and signed in accordance with the instructions contained herein, to request de-registration of the relevant Qualifying Shares from the Founders Share Register.

Details of undersigned

(for entities)
Name	:
Registered address	:
Tel.	:
E-mail	:

(for individuals)

Name	:
Date of birth	:
Place of birth	:
Tel.	:

E-mail	:

Qualifying Shares

No. of Qualifying Shares	:
Numbered through

Acknowledgement and waiver

By submitting this De-Registration Form, the undersigned:

•                                          requests de-registration of the Qualifying Shares identified above from the Founders Share Register;

•                                          waives its right to use any Voting Proxy or to give Voting Instructions in respect of the Special Voting Shares that are stapled to the Qualifying Shares identified above;

•                                          acknowledges that the Ordinary Shares that are stapled to the Qualifying Shares identified above shall no longer qualify as Qualifying Shares upon de-registration thereof from the Founders Share Register; and

•                                          acknowledges that the DRs stapled to the Special Voting Shares that are stapled to the Qualifying Shares identified above shall be cancelled upon de-registration of those Qualifying Shares from the Founders Share Register in accordance with the relevant provisions of the Agreement, the Voting Depository Articles and the Terms.

Governing law and jurisdiction

This De-Registration Form shall be governed by and construed in accordance with the laws of the Netherlands. Any dispute arising out of or in connection with this De-Registration Form or the de-registration contemplated thereby shall be settled in accordance with the relevant provisions of the Agreement.

[name holder of Qualifying Shares]
By	:
Title	:
Date	: